As filed with the Securities and Exchange Commission on July 31, 2007
Registration No. 333-143819

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	PRE-EFFECTIVE AMENDMENT NO. 1
☐	POST-EFFECTIVE AMENDMENT NO.

PROSPECT CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

10 East 40th Street, 44th Floor
New York, NY 10016
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 448-0702

John F. Barry III
M. Grier Eliasek
c/o Prospect Capital Management, LLC
10 East 40th Street, 44th Floor
New York, NY 10016
(212) 448-0702
(Name and Address of Agent for Service)

Copies of information to:
Leonard B. Mackey, Jr., Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, NY 10019-6131
(212) 878-8000

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒
     It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
     If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment registration statement.
☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)(2)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Stock, $.001 par value per share(2)			$500,000,000		$ 15,350.00
Preferred Stock(2)
Warrants(3)
Debt Securities(4)
Total			$500,000,000	(5)	$ 15,350.00	(1)

(1)	Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per Security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(2)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.
(3)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.
(4)	Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(5)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $500,000,000.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

     The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 31, 2007

Prospectus dated       , 2007

$500,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Warrants
Debt Securities

     We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, (collectively, the “Securities”) to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

     Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ National Market under the symbol “PSEC.” As of July 30, 2007, the last reported sales price for our common stock was $ 15.49.

     Prospect Capital Corporation (“Prospect Capital” or the “Company”) is a financial services company that lends to and invests in middle market privately held or thinly traded public companies.

     The Company, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is a non-diversified investment company within the meaning of the 1940 Act.

     Prospect Capital Management, LLC manages our investments and Prospect Administration, LLC provides the administrative services necessary for us to operate.

     Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” on page 11 of this prospectus. Please read this prospectus before you invest and keep it for future reference. The prospectus sets forth concisely the information about Prospect Capital that a prospective investor ought to know before investing and should be retained for future reference.

     Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the U.S. Securities and Exchange Commission, or the “SEC,” annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934, or the “Exchange Act.” This information and the information specifically regarding how we voted proxies, if any, relating to portfolio securities for the period ended June 30, 2006, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

ABOUT THIS PROSPECTUS

     This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

     The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

     Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

     The terms “we,” “us,” “our,” “Company” and “Prospect Capital” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management, LLC; “Prospect Administration” or the “Administrator” refers to Prospect Administration, LLC. and “Prospect” refers to Prospect Capital Management, LLC, its affiliates and its predecessor companies.

The Company

     Prospect Capital is a financial services company that lends to and invests in middle market privately held or thinly traded public companies.

     We were originally organized under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” in June 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act, and we are a non-diversified company within the meaning of the 1940 Act.

The Investment Adviser

     Prospect Capital Management, an affiliate of Prospect Capital, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the “Advisers Act,” since March 31, 2004. Under an investment advisory agreement between the Company and Prospect Capital Management (the “Investment Advisory Agreement”), we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets (which include any amount borrowed, i.e.. total assets without deduction for any liabilities) as well as a two-part incentive fee based on our performance. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Offering

     We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our Securities to provide us with funds to repay outstanding debt and to acquire investments that we reasonably believe are in our acquisition pipeline.

     Our Securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, to new stockholders, via an optional cash purchase, in which such new stockholder can purchase Securities directly from the Company for cash, or designated offeree program, in which certain designated individuals who may or may not be new shareholders can purchase Securities directly from the Company for cash, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our Securities for general corporate purposes, which may include investments in securities, repayment of indebtedness, acquisitions and other general corporate purposes. Pending these uses, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions	We have paid quarterly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications. Distributions to a stockholder that constitute a return of capital (i.e., distributions in excess of our current or accumulated earnings or profits) will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Our Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation	We have qualified and elected to be treated for federal income tax purposes as a regulated investment company, or “RIC.” As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, when we declare a dividend, the dividends to stockholders are automatically reinvested in additional shares of our common stock, unless stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

The NASDAQ National Market Symbol	PSEC

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Capital Stock.”

Management arrangements	Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator and has engaged Vastardis Fund Services, LLC (formerly, EOS Fund Services LLC, “Vastardis”), as sub-administrator. For a description of Prospect Capital Management, Prospect Administration, Vastardis and our contractual arrangements with these companies, see “Management—Investment Advisory Agreement,” and “—Administration Agreement.”

Risk factors	Investment in our Securities involves certain risks relating to our structure and investment objectives that should be considered by the prospective purchasers of the Securities. In addition, investment in our Securities involves certain risks relating to investing in the energy sector, including but not limited to risks associated with commodity pricing, regulation, production, demand, depletion and expiration, weather, and valuation. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio includes securities primarily issued by privately held companies. These investments may involve a high degree of business and financial risk, and are generally less liquid than public securities. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of cash to operate and to grow, and we are dependent on external financing. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under Subchapter M of the Internal Revenue Code of 1986, or the “Code,” on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution	We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering, which may include a rights offering, an optional cash purchase, in which such new stockholder can purchase Securities directly from the Company for cash or designated offeree program in which certain designated individuals can purchase Securities directly from the Company for cash. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Recent Developments	On June 6, 2006, we announced that we closed a $200 million three-year revolving credit facility with Rabobank Nederland as administrative agent and sole lead arranger. This credit facility is being used to refinance our $50 million credit facility and, together with our equity capital, to make additional long-term investments. Interest on borrowings under the $200 million credit facility is charged at LIBOR plus 125 basis points.

Fees and Expenses

      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The table is based on our net assets at March 31, 2007 and assumes that we have borrowed all $200 million available under our line of credit on that date, although no plans are currently in place to borrow this amount. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Prospect Capital,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in Prospect Capital.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	4.50%
Offering expenses borne by us (as a percentage of offering price)(2)	0.20%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	4.70%
Annual expenses (as a percentage of net assets attributable to common stock)*:
Base management fee	3.41	%(5)
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of
pre-incentive fee net investment income)	2.32	%(6)
Interest payments on borrowed funds.	4.64	%(7)
Other expenses.	1.83	%(8)
Acquired Fund Fees and Expenses	0.07%
Total annual expenses	12.20	%(6)(8)(9)
____________________

Example

      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed all $200 million available under our line of credit and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$163.9	$415.6	$693.1	$1,517.8

*	Net assets attributable to our common stock equal net assets (i.e., total assets less liabilities other than liabilities for money borrowed for investment purposes) at March 31, 2007.

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Our base management fee is 2.00% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $200 million, the 2.00% management fee of gross assets equals approximately 3.41% of net assets. See “Management—Investment Advisory Agreement” and footnote 6 below.

(6)	We expect to invest all of the net proceeds from securities registered under the registration statement of which this prospectus is a part within three years or less of the date of the initial registration and may have capital gains and interest income that could result in the payment of an incentive fee to our Investment Adviser in the first year after completion of this offering. However, the incentive fee payable to our investment adviser is based on our performance and will not be paid unless we achieve certain goals. In the chart above, we have assumed a pre-incentive fee net investment income of 11.62% as a percentage of net assets. The incentive fee consists of two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended March 31, 2007, we paid an incentive fee of $1,754,000 (see calculation below). We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide our Investment Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Our pre-incentive fee net investment income used to calculate the income incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 5 above). The second part of the incentive fee, the capital gains incentive fee, will equal 20% of our realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation.

           Examples of how the incentive fee is calculated are as follows:

Assuming pre-incentive fee net investment income of 0.55%, there would be no income incentive fee because such income would not exceed the hurdle rate of 1.75%.

Assuming pre-incentive fee net investment income of 2.00%, the income incentive fee would be as follows:

                          = 100% × (2.00% – 1.75%)
                          = 0.25%

Assuming pre-incentive fee net investment income of 2.30%, the income incentive fee would be as follows:

                          = (100% × (“catch-up”: 2.1875% – 1.75%)) + (20% × (2.30% – 2.1875%))
                          = (100% × 0.4375%) + (20% × 0.1125%) = 0.4375% + 0.0225% = 0.46%

Assuming net realized capital gains of 6% and realized capital losses and unrealized capital depreciation of 1%, the capital gains incentive fee would be as follows:

                          = 20% × (6% – 1%)
                          = 20% × 5% = 1%

      The following is a calculation of the most recently paid incentive fee of $1,754,000 in March 2007 (for the quarter ended March 31, 2007):

Prior Quarter Net Asset Value	$289,238,000
Quarterly Hurdle Rate	1.7500	%**
Current Quarter Hurdle	$5,062,000
125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$6,327,000
Current Quarter Pre Incentive Fee Net Investment Income	$12,069,000
Incentive Fee – “Catch-Up”	$1,265,000
Incentive Fee – 20% in excess of 125% of the Current Quarter Hurdle	$489,000
Total Current Quarter Incentive Fee	$1,754,000
____________________

      For a more detailed discussion of the calculation of the two-part incentive fee, see “Management—Investment Advisory Agreement.”

(7)	Although we may incur indebtedness before the proceeds of an offering are substantially invested, we have not yet decided to what extent we will finance investments using debt. We currently have $200 million available to us under a credit facility. For more information, see “Risk Factors—Changes in interest rates may affect our cost of capital and net investment income” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources, Capital Raising Activities.” The table above assumes that we have borrowed all $200 million available under our line of credit, although no plans are in place to borrow the full amount under our line of credit. The table below shows our estimated annual expenses as a percentage of net assets attributable to common stock, assuming that we did not incur any indebtedness.

Base management fee	2.08%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive
fee net investment income)	2.32%
Interest payments on borrowed funds	None
Other expenses	1.83%
Total annual expenses (estimated)	6.23%

(8)	“Other expenses” is based on an estimate of expenses during the current fiscal year representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the administration agreement. “Other expenses” does not include non-recurring expenses. See “Management—Administration Agreement.”

(9)	Total annual expenses as a percentage of net assets attributable to our common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The total annual expenses percentage is required by the SEC to be calculated as a percentage of net assets, rather than the total assets including assets that have been funded with borrowed monies. If the total annual expense percentage were calculated as a percentage of total assets, our total annual expenses would be 7.16% of total assets.

      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under the Investment Advisory Agreement would be zero at the 5% annual return assumption, as required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%; however, the income incentive fee currently being earned is nevertheless used to aggregate total expenses in the example as if the annual return were at the level recently achieved, which is higher than 5%, in accordance with SEC requirements. Accordingly, the resulting calculations overstate expenses at the 5% annual return as these calculations do not reflect the provisions of the Investment Advisory Agreement as it would actually be applied in the case of a 5% annual return. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

     This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED FINANCIAL DATA

(in thousands)

      You should read the condensed financial information below with the Financial Statements and Notes thereto included in this prospectus. Financial information for the twelve months ended June 30, 2006 has been derived from the audited financial statements for that period. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results for the three and nine months ended March 31, 2007 are not necessarily indicative of the results that may be expected for the year ending June 30, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 25 for more information.

	Three months ended March 31, 2007	Three months ended March 31, 2006(1)	Nine months ended March 31, 2007	Nine months ended March 31, 2006(1)	Twelve months ended June 30, 2006(1)	Twelve months ended June 30, 2005(1)
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Investment income
Interest income	$4,825	$1,767	$11,493	$5,038	$7,557	$1,882
Interest income, controlled entities	3,845	1,319	9,455	3,334	4,810	2,704
Dividend income	1,245	90	1,839	450	502	284
Dividend income, controlled
entities	850	850	2,550	2,249	3,099	3,151
Other income(2)	1,304	—	1,335	—	901	72
Total investment income	12,069	4,026	26,672	11,071	16,869	8,093
Operating expenses
Investment advisory fees
Base management fee	1,531	521	3,715	1,554	2,082	1,808
Income incentive fee	1,754	533	3,695	1,041	1,786	—
Total Investment advisory fees	3,285	1,054	7,410	2,595	3,868	1,808
Interest expense and credit facility						—
costs	353	12	1,385	12	642
Chief Compliance Officer and Sub-
administration fees	164	81	402	244	310	266
Legal fees	593	390	970	1,501	1,835	2,575
Valuation services	92	45	285	132	193	42
Other professional fees	47	85	432	313	485	230
Insurance expense	72	85	219	269	365	325
Directors’ fees	55	55	175	165	220	220
Organizational costs	—	—	—	—	—	25
General and administrative
expenses	393	93	612	258	393	191
Total operating expenses	5,054	1,900	11,890	5,489	8,311	5,682
Net investment income (loss)	7,015	2,126	14,782	5,582	8,558	2,411
Net realized gain (loss)	(1)	1	1,949	(18)	303	(2)
Net unrealized appreciation
(depreciation)	(2,038))	828	(4,851)	1,392	4,035	6,342

Net increase (decrease) in
stockholders’ equity resulting
from operations	$4,976	$2,955	$11,880	$6,956	$12,896	$8,751
Basic and diluted net increase
(decrease) in stockholders’ equity
per common share resulting from
operations	$0.25	$0.42	$0.83	$0.99	$1.83	$1.24
____________________

(1)	Certain amounts have been reclassified to confirm to current period’s presentation.

(2)	Includes Net Profits Interest, Prepayment Penalties not related to loans, Deal Deposit Income and Overriding Royalty Interests.

The following is a schedule of financial highlights for the periods indicated below:

	For the three months ended March 31, 2007	For the three months ended March 31, 2006	For the nine months ended March 31, 2007	For the nine months ended March 31, 2006	For the twelve months ended June 30, 2006	For the twelve months ended June 30, 2005
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Per share data(1):
Net asset value at beginning of
period	$15.24	$14.69	$15.31	$14.59	$14.59	$(0.01)
Proceeds from initial public
offering						13.95
Costs related to the initial public
offering	—	—	—	0.01	0.01	(0.21)
Costs related to the secondary
public offering	0.01		(0.06)
Share issuance related to dividend
reinvestment	—	0.02	—	0.02	14,773	—
Net investment income	0.36	0.30	1.02	0.79	1.21	0.34
Realized gain	—	—	0.14	—	0.04	—
Net unrealized appreciation
(depreciation	(0.10)	0.10	(0.34)	0.18	0.58	0.90
Net increase in assets as a result of
secondary public offering	0.06	—	0.27	—	—	—
Dividends declared and paid	(0.39)	(0.30)	(1.16)	(0.78)	(1.12)	(0.38)
Net asset value at end of period	$15.18	$14.81	$15.18	$14.81	$15.31	$14.59

Per share market value at end of
period	$17.14	$16.44	$17.14	$16.44	16.99	$12.60
Total return based on market
value(2)	2.34%	11.08%	8.05%	37.35%	44.79%	(13.46%)
Total return based on net asset
value(2)	1.88%	3.00%	6.19%	7.13%	13.27%	7.40%
Shares outstanding at end of period	19,879,231	7,061,940	19,879,231	7,061,940	7,069,873	7,055,100

Ratio/supplemental data:
Net assets at end of period (in
thousands)	$301,767	$ 104,602	$301,767	$104,602	$108,270	$102,967
Annualized ratio of operating
expenses to average net assets	6.79%	7.27%	7.01%	6.96%	8.19%	5.52%
Annualized ratio of operating
income to average net assets	9.23%	8.13%	9.36%	7.12%	7.90%	8.50%
____________________

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. Total returns based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. The total returns are not annualized.

RISK FACTORS

     Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set out below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, or the value of our preferred stock, debt securities or warrants may decline, and you may lose all or part of your investment.

Risks Relating To Our Business And Structure

     We are dependent upon Prospect Capital Management’s key management personnel for our future success.

     We depend on the diligence, skill and network of business contacts of the senior management of Prospect Capital Management. We also depend, to a significant extent, on our Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. For a description of the senior management team, see “Management.” The senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of Prospect Capital Management could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow.

Our Investment Adviser and its senior management have limited experience managing a business development company under the 1940 Act.

     The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of privately held or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our Investment Adviser’s and its senior management’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies differ in some ways from those of other investment funds that have been managed in the past by the investment professionals.

     We are a relatively new company with limited operating history.

     We were incorporated in April 2004 and have conducted investment operations as a business development company since July 2004. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we may not achieve our investment objective and that the value of your investment in us could decline substantially or fall to zero. We completed our initial public offering on July 27, 2004. As of March 31, 2007, we continue to pursue our investment strategy and 70.0% of our net assets are invested in long-term investments, with the remainder invested in U.S. government and money market securities. Dividends that we pay prior to being fully invested may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

     Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

     Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and Prospect Capital has been organized as a closed-end investment company since April 13, 2004. As such, each entity is subject to the business risks and uncertainties associated with any young business enterprise, including the limited experience in managing or operating a business development company under the 1940 Act. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we grow, we and Prospect Capital Management need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

     A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified and we expect that trend to continue. Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

     We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

     We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional shares of common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

     As a business development company regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in a rights offering to our stockholders or if (1) our Board of Directors determines that such sale is in the Company’s and our stockholders’ best interests, (2) our stockholders approve the sale of our common stock at a price that is less than the current net asset value, and (3) the price at which our common stock is to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any sales load).

     In addition, we have securitized, and we may in the future seek to securitize, our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses because the residual loans in which we do not sell interests may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Internal Revenue Code.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

     To maintain our qualification as a RIC under the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we expect to use debt financing in the future, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax. To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter.

Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a material adverse effect on us and our shares. For additional information regarding asset coverage ratio and RIC requirements, see “Regulation—Senior securities” and “Material U.S. federal income tax considerations.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

     For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio may also include securities that do not pay some or all of their return in periodic current cash distributions.

     The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

     Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Material U.S. federal income tax considerations—Taxation as a RIC.”

If we issue senior securities, including debt, you will be exposed to additional risks, including the typical risks associated with leverage.

  You will be exposed to increased risk of loss if we incur debt to make investments. If we do incur debt, a decrease in the value of our investments or in our revenues would have a greater negative impact on the value of our common stock than if we did not use debt.

  Our ability to pay dividends would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness would not be available for dividends to our common stockholders.

  It is likely that any debt we incur will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

  We and you will bear the cost of issuing and servicing our senior securities.

  Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Changes in interest rates may affect our cost of capital and net investment income.

     We expect that a significant portion of our debt investments will bear interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

     We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our Securities. In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

     A large percentage of our portfolio investments consist of securities of privately held or thinly traded public companies. The fair value of these securities is often not readily determinable. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Advisor has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate over short periods of time and may be based on estimates. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

     We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

     We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Potential conflicts of interest could impact our investment returns.

     Our executive officers and directors, and the executive officers of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

     In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

     Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. To the extent we or Prospect Capital Management are able to exert influence over our portfolio companies, the income incentive fee may provide Prospect Capital Management with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another. This fixed hurdle rate has been based on current interest rates, which are currently relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite shareholder approval under the 1940 Act, our Board of Directors may readjust the hurdle rate by amending the Investment Advisory Agreement.

     The income incentive fee payable by Prospect Capital is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest. In addition, the amount of the Investment Adviser’s compensation under the incentive fee, is due, in part to the amount of unrealized depreciation accrued by the Company.

     We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the administration agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Changes in laws or regulations governing our operations may adversely affect our business.

     We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a material adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

Risks Related To Our Investments

We may not realize gains or income from our investments.

     We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience.

Our portfolio is concentrated in a limited number of portfolio companies in the energy industry, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that we hold or if the energy industry experiences a downturn.

     As of February 28, 2007, we had invested in 19 companies in the energy industry. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. We estimate that, once we have invested substantially all of the net proceeds of this offering, we will have invested in approximately 25 to 50 portfolio companies, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, to date we have concentrated on making investments in the energy industry. While we expect to be less focused on the energy industry in the future, we anticipate that we will continue to have significant holdings in the energy industry. As a result, a downturn in the energy industry could materially adversely affect us in an adverse manner.

The energy industry is subject to many risks.

     As of March 31, 2007, seventy percent of our net assets were invested in the energy industry. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

  Commodity Pricing Risk. While we generally do not invest in companies that accept completely unhedged commodity risk, energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those who own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we require adherence to strict risk controls, including appropriate commodity and other hedges, by each of our portfolio companies, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness.

  Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse manners, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

  Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends. In recent months, OPEC has announced changes in production quotas in response to changing market conditions, including near record high oil prices in the United States.

  Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

  Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a material adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

  Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. This volatility may create fluctuations in earnings of energy companies.

  Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

  Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

  Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

  Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

  Financing Risk. Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

Our investments in prospective portfolio companies may be risky and you could lose all or part of your investment.

     Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

     In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their equity securities or of any collateral with respect to debt securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

  they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

  because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

     Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

     As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

     A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

     We invest primarily in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control any portfolio company in which we invest. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

We may not be able to fully realize the value of the collateral securing our debt investments.

     Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

  since our debt investments are primarily made in the form of mezzanine loans, our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

  the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

  bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

  our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

  how effectively the collateral would be liquidated and the value received could be impaired or impeded by the need to obtain regulatory and contractual consents; and

  by its nature, some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

     The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. The use of leverage would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

     The incentive fee payable by us to Prospect Capital Management also could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

     Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

     Although currently all of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

     We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

     The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Risks Relating To Our Securities

There is a risk that you may not receive dividends or that our dividends may not grow over time.

     We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Distributions.”

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

     The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making more difficult a change in control and preventing the removal of incumbent directors. We are covered by the Maryland Business Combination Act to the extent such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the Maryland Business Combination Act, subject to prior approval of such business combination by our Board, including a majority of our directors who are not interested persons as defined in the 1940 Act. In addition, the Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes x entitled to be cast on the matter. Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. If the applicable board resolution is repealed or our Board does not otherwise approve a business combination, the Maryland Business Combination Act and the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to that Act) may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

     Additionally, under our charter, our Board of Directors is divided into three classes serving staggered terms; our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock; and our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our Company. These provisions may prevent any premiums being offered to you for shares of our common stock.

Investing in our Securities may involve a high degree of risk.

     The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our Securities may fluctuate significantly.

     The market price and liquidity of the market for our Securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

  loss of RIC status;

  changes in earnings or variations in operating results;

  changes in the value of our portfolio of investments;

  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

  departure of one or more of Prospect Capital Management’s key personnel;

  operating performance of companies comparable to us;

  changes in prevailing interest rates;

  litigation matters;

  general economic trends and other external factors; and

  loss of a major funding source.

We may allocate the net proceeds from any offering in ways with which you may not agree.

     We will have significant flexibility in investing the net proceeds of any offering of our Securities. We may use the net proceeds from the offering in ways with which you may not agree or for investments other than those contemplated at the time of the offering, unless such change in the use of proceeds is subject to stockholders’ approval or prohibited by law.

Sales of substantial amounts of our Securities in the public market may have an adverse effect on the market price of our Securities.

     As of May 14, 2007, we have 19,879,231 shares of common stock outstanding. Sales of substantial amounts of our Securities or the availability of such Securities for sale could adversely affect the prevailing market price for our Securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of Securities should we desire to do so.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

     Prospect Capital was incorporated under the Maryland General Corporation Law in April 2004. We were originally organized under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” in June 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. We have elected to be treated as a business development company under the 1940 Act. Accordingly, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

     We completed our initial public offering on July 27, 2004. As of March 31, 2007, we continue to pursue our investment strategy and 70.0% of our net assets are invested in long-term investments, with the remainder invested in U.S. government and money market securities.

     Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

     Our portfolio generated an annualized current yield of 17.0% and 18.0% as of March 31, 2007 and as of March 31, 2006, respectively, across all our long-term debt and equity investments. This yield includes interest from all of our long-term investments as well as dividends from Gas Solutions Holdings, Inc. (“GSHI”). We expect this number to decline over time as we become fully invested. Monetization of, or dividends from, other equity positions that we hold is not included in this yield estimate.

RESULTS OF OPERATIONS

Comparison of the Three Months Ended March 31, 2007 to Three Months Ended March 31, 2006

Investment Activity

     We completed our twelfth quarter, which was our eleventh full quarter since completion of our initial public offering on July 30, 2004, with approximately 70.0% of our net assets or about $211.2 million invested in nineteen long-term portfolio investments and 33.0% of our net assets invested in money market funds. The remainder (3.0%) of our net assets represents liabilities in excess of other assets.

Long-Term Portfolio Investments

     During the quarter ended March 31, 2007, we completed one new investment with our investment in C&J Cladding, LLC (“C&J”) and follow-on investments in existing portfolio companies, totaling approximately $19,701. Additionally, on March 5, 2007, Cypress Consulting Services, Inc. completely paid its loan with an additional prepayment penalty of $1,960 for both the loan and the net profits interest.

     On March 30, 2007, the Company invested $6,000 in C&J, a metal services company located in Houston, Texas. The Company’s investment was on the form of senior secured debt and we also received warrants which represent a significant equity position.

     We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person.

     As of March 31, 2007, we held a controlling interest in AOG, GSHI, Genesis, NRG, WECO and Whymore. As of March 31, 2007, we held an affiliated interest in AEH and Iron Horse.

Level of Control	3/31/07 Fair Value (000s)	% of Portfolio	3/31/06 Fair Value (000s)	% of Portfolio

Control	$110,268	35.5%	$44,045	42.2%
Affiliate	14,751	4.8%	-	-
Non-Control/Non-Affiliate	86,234	27.7%	49,515	47.5%
Cash and Cash Equivalents	99,584	32.0%	10,681	10.3%
Total Portfolio	$310,837	100.0%	$104,241	100.00%

     Our Investment Adviser continues to conduct due diligence and finalize terms regarding future transactions. However, we can offer no assurance as to when or if any of these transactions will close.

Investment Income

     We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and amortized loan origination fees on the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consultation fees. Any such fees generated in connection with our investments are recognized as earned.

     Investment income, which consists of interest income, dividend income and amortized loan origination fees as well as other income, was $12,069 and $4,026 for the three months ended March 31, 2007 and March 31, 2006, respectively, and $26,672 and $11,071 for the nine months ended March 31, 2007 and March 31, 2006, respectively.

Operating Expenses

     Our primary operating expenses consist of investment advisory fees (base and incentive fees), credit facility costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for Prospect Capital. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration.

     Operating expenses were $5,054 and $1,900 for the three months ended March 31, 2007 and March 31, 2006, respectively, and $11,890 and $5,489 for the nine months ended March 31, 2007 and March 31, 2006, respectively. These expenses consisted of investment advisory and administrative services fees, credit facility costs, professional fees, insurance expenses, directors’ fees and other general and administrative expenses. The base investment advisory fees were $1,531 and $521 for the three months ended March 31, 2007 and March 31, 2006, respectively, and $3,715 and $1,554 for the nine months ended March 31, 2007 and March 31, 2006, respectively. $1,754 and $533 income incentive fees were earned for the three months ended March 31, 2007 and March 31, 2006, respectively, and $3,695 and $1,041 income incentive fees were earned for the nine months ended March 31, 2007 and March 31, 2006, respectively. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

     During the three months ended March 31, 2007, the Company incurred $353 of expenses related to the credit facility, comprised of $290 in amortization of deferred financing costs, and $63 in commitment fees on the unused portion of the credit facility. During the nine months ended March 31, 2007, the Company incurred $1,385 of expenses related to the credit facility, comprised of $357 in interest expense, $836 in amortization of deferred financing fees and $192 in commitment fees on the unused portion of the credit facility. During the three and nine months ended March 31, 2006, the Company incurred $12 in interest expenses.

     Net Investment Income, Net Realized Gains, Net Unrealized Appreciation and Net Increase in Net Assets Resulting from Operations

     Prospect Capital’s net investment income was $7,015 and $2,126 for the three months ended March 31, 2007 and March 31, 2006, respectively, and $14,782 and $5,582 for the nine months ended March 31, 2007 and March 31, 2006, respectively. Net investment income represents the difference between investment income and operating expenses and is directly impacted by the items described above. Net realized gains (losses) were ($1) and $1 for the three months ended March 31, 2007 and March 31, 2006, respectively, and $1,949 and ($18) for the nine months ended March 31, 2007 and March 31, 2006, respectively. Net unrealized appreciation (depreciation) was ($2,038) and $828 for the three months ended March 31, 2007 and March 31, 2006, respectively, and ($4,851) and $1,392 for the nine months ended March 31, 2007 and March 31, 2006, respectively. Net increase in net assets resulting from operations represents the sum of the returns generated from net investment income, realized gains (losses) and the change in unrealized appreciation (depreciation).

     Financial Condition, Liquidity and Capital Resources

     We used cash flows in operating activities totaling $8,191 and $158,213 for the three and nine months ended March 31, 2007, respectively, compared to $2,844 and $2,984 for the three and nine months ended March 31, 2006, respectively. We declared dividends totaling $7,667 for the three months ended March 31, 2007 compared to $2,116 for the three months ended March 31, 2006. In the future, we may continue to fund a portion of our investments through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to expand our portfolio. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock.

     At March 31, 2007, we held no cash in the segregated account maintained in conjunction with a limited indemnity issued to Citibank Texas, N.A. (formerly First American Bank, SSB). The limited indemnity with Citibank required us to indemnify Citibank for up to $12,000 for any losses it realizes on its term loan to GSHI resulting only from potential legal claims that might or could be asserted by certain third parties. This limited indemnity was backed by the funds in the segregated account.

     Capital Raising Activities

     On December 13, 2006, the Company priced a public offering of 6,000,000 shares of common stock at $17.70 per share, raising $106,200 in gross proceeds as well as an additional 810,000 shares of common stock at $17.70 per share raising $14,337 in gross proceeds in the exercise of an over-allotment option on January 11, 2007.

     On February 21, 2006, Prospect Capital entered into a $20 million senior secured revolving credit facility (the “Previous Credit Facility”) with Bank of Montreal as administrative agent and Harris Nesbitt Corp. as sole lead arranger and sole book runner. The Previous Credit Facility supplemented the Company’s equity capital and provided funding for additional portfolio investments. All amounts borrowed under the Previous Credit Facility would have matured, and all accrued and unpaid interest thereunder would have been due and payable within six months of the date of the borrowing. The Previous Credit Facility had a termination date of August 21, 2006. On May 11, 2006, the Previous Credit Facility was increased to $30 million.

     On July 26, 2006, we closed a $50 million revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing the $30 million Previous Credit Facility. This Facility was used, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility is charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases.

     As of March 31, 2007, we had no amounts drawn down on the Facility.

     Quantitative and Qualitative Disclosures about Market Risk

     We are subject to financial market risks, including changes in interest rates, equity price risk and some of the loans in our portfolio may have floating rates. To date, a significant, but declining, percentage of our assets have been and are invested in short-term U.S. treasury bills. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of higher interest rates with respect to our portfolio of investments. During the three months ended September 30, 2006, the six months ended March 31, 2007 and the twelve months ended June 30, 2006, we did not engage directly in hedging activities.

     Controls and Procedures

     As of March 31, 2007, Prospect Capital carried out an evaluation, under the supervision and with the participation of Prospect Capital’s management, including Prospect Capital’s chief executive officer and chief financial officer, of the effectiveness of the design and operation of Prospect Capital’s disclosure controls and procedures (as defined in Rule 13a-15 of the Exchange Act). Based on that evaluation, the chief executive officer and the chief financial officer have concluded that Prospect Capital’s current disclosure controls and procedures are effective in timely alerting them of material information relating to Prospect Capital that is required to be disclosed by Prospect Capital in the reports it files or submits under the Exchange Act.

     Internal Control Over Financial Reporting. Our management, under the supervision and with the participation of our chief executive officer and chief financial officer, is responsible for establishing and maintaining adequate internal control over financial reporting, as such responsibility is defined in Rule 13a-15(f) of the Exchange Act, and for performing an assessment of the effectiveness of internal control over financial reporting. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Prospect Capital’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

     Internal control over financial reporting cannot provide absolute assurance of achieving financial reporting objectives because of its inherent limitations. Internal control over financial reporting is a process that involves human diligence and compliance and is subject to lapses in judgment and breakdowns resulting from human failures. Internal control over financial reporting also can be circumvented by collusion or improper management override. Because of such limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. However, these inherent limitations are known features of the financial reporting process. Therefore, it is possible to design into the process safeguards to reduce, thought not eliminate, this risk.

     There have been no changes in Prospect Capital’s internal control over financial reporting that occurred during the three months ended March 31, 2007 that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting.

     RIC Status

     We elected an August 31st fiscal year end for income tax reporting purposes, commencing with the initial taxable year ended August 31, 2004. Our fiscal year-end for financial reporting purposes will remain June 30th. The Company has qualified and elected to be subject to taxation as a RIC under Subchapter M of the Code commencing with its taxable year ended August 31, 2004. As long as the Company continues to qualify as a RIC, the Company will not be subject to tax on its investment company taxable income or its net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, as dividends to our stockholders on a timely basis. Certain investments in partnerships, limited liability companies, joint ventures and other “pass through” entities can create enhanced risks of failing to comply with the requirements applicable to regulated investment companies under the Code. Dividends and distributions declared and paid to stockholders may differ from net income for financial reporting and taxable fiscal years due to the timing of recognition of income and expenses, realization of gains and losses, occurrence of a return of capital, and/or net realized appreciation or depreciation in investments, which may not be included in taxable income.

     To remain in compliance with Subchapter M of the Code with respect to the Company’s taxable year, the Company is generally required to maintain its status as a business development company in accordance with the 1940 Act, derive at least 90% of its gross income from dividends, interest, gains from the sales of securities and other specified types of income required under Subchapter M of the Code, satisfy certain asset diversification requirements as defined in Subchapter M of the Code, and distribute to stockholders at least 90% of the Company’s investment company taxable income as defined in Subchapter M of the Code. However, we offer no assurance that we will continue to qualify for such treatment in future taxable years. If we fail to qualify as a RIC, we would be subject to corporate-level taxes on our taxable income, whether or not such taxable income is distributed to our stockholders. The imposition of corporate-level taxes on us would substantially reduce the amount of income available for distribution to our stockholders. Even if we qualify as a RIC for any taxable year in question, we would be subject to corporate-level income tax on any income not distributed to our stockholders. Moreover, we would be subject to a 4%, entity-level excise tax, for any calendar year in which we do not distribute an amount equal to or exceeding the sum of 98% of our calendar year ordinary income and 98% of our capital gain net income for the one-year period ended October 31st, computed in accordance with Section 4982 of the Code.

     Critical Accounting Policies

     In determining the fair value of our investments at March 31, 2007 and March 31, 2006, the Audit Committee considered valuations from an independent valuation firm and from management having an aggregate range of $200.1 million to $214.2 million and $93.6 million to $96.7 million, respectively.

     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     The following are significant accounting policies consistently applied by Prospect Capital:

     We believe that the estimates, assumptions and judgments involved in the accounting policies described below have the greatest potential impact on our financial statements. We consider these to be our critical accounting policies and they are consistently applied by us:

     Investments:

(a)	Security transactions are recorded on a trade-date basis.

(b)	Valuation:

(1) Investments for which market quotations are readily available are valued at such market quotations.

(2) Short-term investments, which mature in 60 days or less, such as U.S. treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities, which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

(3)

It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process, which is under the direction of our Board of Directors.

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

(4) The Financial Accounting Standards Board (“FASB”) has recently issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“FAS 157”). This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 does not become effective until November 2007 and is not expected to have a material effect on the financial statements.

(c)	Realized gains or losses on the sale of investments are calculated using the specific identification method.

(d)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

(e)	Dividend income is recorded on the ex-dividend date.

(f)	Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

(g)	The Company includes Net Profits Interest, Prepayment Penalties not related to loans, Deal Deposit Income and Overriding Royalty Interests as Other Income on the Statement of Operations. Prepayment Penalties related to loans are recorded as Interest Income on the Statement of Operations.

     Off-Balance Sheet Arrangements

     Prospect Capital currently engages in no off-balance sheet arrangements including any risk management of commodity pricing or other hedging practices.

     Contractual Obligations

      The Company has future obligations for investment advisory and administrative services. Such descriptions may be found under Management Services—Investment Advisory Agreement (Page 37) and Management Services—Administration Agreement (Page 42), respectively.

     Comparison of the Fiscal Year Ended June 30, 2006 to Fiscal Year Ended June 30, 2005

     Information regarding Management’s Discussion and Analysis for the fiscal year ended June 30, 2006 is incorporated by reference from the Company’s Annual Report on Form 10-K, as amended, filed September 29, 2006.

USE OF PROCEEDS

     Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus for general corporate purposes, which includes investing in portfolio companies in accordance with our investment objective and strategies, repayment of indebtedness, and pending such general corporate purposes investing in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

     We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; therefore we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

     This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” and “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

  an economic downturn could impair our customers’ ability to repay our loans and increase our non-performing assets,

  an economic downturn could disproportionately impact the energy industry, in which many of our investments are presently based, causing us to suffer losses in our portfolio and experience diminished demand for capital in this industry sector, a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities,

  interest rate volatility could adversely affect our results and the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

     Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

      We have paid and intend to continue to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.

     In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of

  98% of our ordinary income for the calendar year,

  98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and any ordinary income and net capital gains for preceding years that were not distributed during such years.

     In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. federal income tax considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

     We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend reinvestment plan.” To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

     With respect to the dividends paid to shareholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to shareholders. Since our initial public offering we have distributed over 100% of our taxable income to our stockholders. For the fiscal year ended June 30, 2006, we declared total distributions of approximately $7.9 million.

     Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

     The following table lists the quarterly distributions per share since shares of our common stock began being regularly quoted on The NASDAQ National Market:

Date Declared	Record Date	Payment Date	Per Share	Amount
11/11/2004	12/10/2004	12/30/2004	$0.100	$705,510
2/9/2005	3/11/2005	3/30/2005	$0.125	$881,888
4/21/2005	6/10/2005	6/30/2005	$0.150	$1,058,265
9/15/2005	9/22/2005	9/29/2005	$0.200	$1,411,020
12/12/2005	12/22/2005	12/29/2005	$0.280	$1,975,428
3/15/2006	3/23/2006	3/30/2006	$0.300	$2,116,530
6/14/2006	6/23/2006	6/30/2006	$0.340	$2,401,060
7/31/2006	9/22/2006	9/29/2006	$0.380	$4,858,879
12/15/2006	12/29/2006	1/5/2007	$0.385	$7,263,926
3/30/2007	3/23/2007	3/30/2007	$0.3875	$7,666,837

Total Declared				$30,672,343

PRICE RANGE OF COMMON STOCK

     Our common stock is quoted on The NASDAQ National Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our net asset value per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ National Market. Our common stock historically trades at prices both above and below its net asset value. There can be no assurance, however, that such premium or discount, as applicable, to net asset value will be maintained.

Nine months ended March 31, 2007	Net Asset Value per Share(1)	High	Low	Premium (Discount) of High Sales Price to Net Asset Value	Premium (Discount) of Low Sales Price to Net Asset Value

First quarter	$14.86	$16.77	$15.30	12.9%	2.3%
Second quarter	$15.24	$18.97	$15.10	24.5%	(0.9%)
Third quarter	$15.18	$17.68	$16.40	16.5%	8.0%

Twelve months ended June 30, 2006
First quarter	$14.60	$13.60	$11.06	(6.8%)	(24.2%)
Second quarter	$14.69	$15.96	$12.84	5.2%	(12.6%)
Third quarter	$14.81	$16.64	$15.00	12.4%	1.3%
Fourth quarter	$15.31	$17.07	$15.83	11.5%	3.4%
____________________
(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The net asset values shown are based on outstanding shares at the end of each period.

     On June 14, 2007, the last reported sales price of our common stock was $18.68 per share. As of May 14, 2007, we had approximately 18,600 stockholders of record.

BUSINESS

General

     Prospect Capital is a financial services company that lends and invests in middle market privately-held or thinly traded public companies. Prospect Capital, a Maryland corporation, was organized on April 13, 2004 under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” on June 23, 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

     Industry Sectors

     We invest in a range of industries, and many of our investments have historically been, and we expect will continue to be, in the energy industry. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

  Upstream businesses find, develop and extract energy resources, including natural gas, crude oil, coal and agricultural products, which are typically from geological reservoirs found underground or offshore.

  Midstream businesses gather, process, refine, store and transmit energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

  Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Our Investment Objective and Policies

     Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private and microcap public companies, and many of our investments are in energy companies. Prospect Capital is a non-diversified company within the meaning of the 1940 Act.

     We concentrate on making investments in companies having annual revenues of less than $500 million and in transaction sizes of less than $250 million, which we refer to as “target” or “middle market” companies. In most cases, these middle market companies are privately held or have thinly traded public securities at the time we invest in them.

     We seek to maximize returns to our investors by applying rigorous credit analysis and asset-based lending techniques to make and monitor our investments. With respect to our investments in energy companies, we do not invest directly in any energy company exclusively involved in (1) speculative oil and gas exploration, (2) speculative risks or (3) speculative trading in oil, gas and/or other commodities. Some of the energy companies that we do invest in are involved in some exploration or development activity. While the structure of our investments vary, we invest primarily in secured and unsecured senior and subordinated loans, generally referred to as mezzanine loans, which often include equity interests such as warrants or options received in connection with these loans, and dividend-paying equity securities, such as common and preferred stock and convertible securities, of target companies. Our investments range between approximately $5 million and $50 million each, although this investment size may vary proportionately as the size of our capital base changes.

     While our primary focus is on seeking current income through investment in the debt and/or dividend-paying equity securities of privately held or thinly traded public companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of public companies that are not thinly traded. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of middle-market companies located outside of the United States.

     Our investments include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by the Investment Adviser to be in our best interest, we acquire a controlling interest, in the portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, the warrants to provide provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

     We plan to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

     We have qualified and elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

     For a discussion of the risks inherent in our portfolio investments, see “Risk Factors.”

The Investment Adviser

     Prospect Capital Management manages our investments as our Investment Adviser. Prospect Capital Management is a Delaware limited liability corporation that is registered as an investment adviser under the Advisers Act since March 31, 2004. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance.

     As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as “good income” for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

Staffing

     Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. William E. Vastardis, our chief financial officer, treasurer, secretary and chief compliance officer, comprise our senior management. Over time, we expect to add additional officers and employees. Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the administration agreement. Mr. Vastardis is the president of Vastardis Capital Services, sub-administrator to the Company. Our day-to-day investment operations are managed by our Investment Adviser. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of our chief executive officer, chief financial officer (and treasurer), chief operating officer (and president) and chief compliance officer and their respective staffs. See “Management— Administration Agreement.”

Properties

     We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to an administration agreement with Prospect Administration.

Legal Proceedings

     The Company is a defendant in two legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We intend to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

     On December 6, 2004, DGP served Prospect Capital with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Capital breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Capital’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Capital’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006 the U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Capital’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P. against Prospect Capital Corporation. DGP has appealed this decision.

     On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This former officer seeks economic reinstatement and other relief. On September 15, 2005, OSHA issued findings, including an order dismissing this complaint. The complainant has filed written objections to the order and had a hearing before an Administrative Law Judge on March 16, 2006. On May 5, 2006, the Administrative Law Judge issued a Decision and Order granting Summary Decision and dismissing the Complaint. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is frivolous and without merit and intends to defend itself vigorously.

     We are not aware of any other material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

MANAGEMENT

     Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of Prospect Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

     Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

      Directors and Executive Officers

     Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Name and age	Position(s) held with the Company	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director(2)

F. Lee Liebolt, Jr., 1941	Director	September 2006 to	Lawyer in private practice. From September 2005 to	One	None
		present	August 2006, he was senior counsel at Harkins
Cunningham LLP. Prior thereto, Mr. Liebolt practiced at
Sidley Austin Brown & Wood LLP and certain
predecessor firms as a partner (1976 to 2002) and as senior
counsel (January 2003 to August 2005).
William J. Gremp, 1942	Director	July 2006 to present	Merrill Lynch & Co. since 1999.	One
Walter V. E. Parker, 1947	Director	June 2004 to present	Executive Director of the Greenwich Land Trust, Inc., a	One	None
not-for-profit organization focused on the preservation of
open space since January 2005. From 1999 to 2004, Mr.
Parker served as the founding principal of the Sippican
Group LLC, a financial advisory firm.

____________________

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Liebolt are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Gremp are Class II directors with terms that will expire in 2009 and Mr. Barry is a Class III director with a term that will expire in 2007.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Name and age	Position(s) held with the Company	Term of office(1) and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by director	Other directorships held by director(2)

John F. Barry III(3) 1952	Director, Chairman of	April 2004 to present	Chairman and Chief Executive Officer of Prospect	One	None
	the Board of Directors		Capital, Managing Director of Prospect since 1990;
	and Chief Executive		Managing Director of the Investment Committee of
	Officer		Prospect Capital Management.
M. Grier Eliasek(3) 1973	Director, President and	June 2004 to present	President and Chief Operating Officer of Prospect	One	None
	Chief Operating Officer		Capital, Managing Director of Prospect since 1999;
Senior Professional of Prospect Capital Management.
____________________

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Parker and Mr. Liebolt are Class I directors with terms that will expire in 2008, Mr. Eliasek and Mr. Gremp are Class II directors with terms that will expire in 2009 and Mr. Barry is a Class III director with a term that will expire in 2007.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with the Investment Adviser.

Information about Executive Officers who are not Directors

Name and age	Position(s) held with the Company	Term of office and length of time served	Principal occupation(s) during past five years

William E. Vastardis, 1955	Chief Compliance Officer, Chief Financial Officer,	January 2005 to present as Chief	Mr. Vastardis is a founder and President of Vastardis Fund
	Treasurer and Secretary	Compliance Officer and April	Services (formerly, “EOS Fund Services LLC”) (“Vastardis”)
		2005 to present as Chief	and of Vastardis Compliance Services LLC (formerly, EOS
		Financial Officer	Compliance Services LLC) (“Vastardis Compliance”). Mr.
Vastardis founded Vastardis in 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered investment advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital
Services Inc., which was acquired by Investors Bank & Trust
Company in 1998. Mr. Vastardis continued in the role of
Managing Director at the renamed Investors Capital Services
until he departed in 2003 to found Vastardis.

      Independent Directors

     William J. Gremp. Mr. Gremp’s career as an investment banker, with over 30 years of corporate finance experience in originating and executing transactions and advisory assignments for energy and utility related clients, has spanned years of significant change in the energy industry. Since 1999, Mr. Gremp has been responsible for traditional banking services, credit and lending, private equity and corporate cash management with Merrill Lynch & Co. From 1996 to 1999, he served at Wachovia as senior vice president, managing director and co-founder of the utilities and energy investment banking group, responsible for origination, structuring, negotiation and successful completion of transactions utilizing investment banking, capital markets and traditional commercial banking products. From 1989 to 1996, Mr. Gremp was the managing director of global power and project finance at JPMorgan Chase & Co., where he was responsible for the origination, delivery and successful implementation of all corporate finance and investment banking products and services to the utility and energy industries. He advised clients on corporate strategy, project financing, mergers and acquisitions and equity and lease finance. From 1970 to 1989, Mr. Gremp was with Merrill Lynch & Co., starting out as an associate in the mergers and acquisitions department, then in 1986 becoming the senior vice president, managing director and head of the regulated industries group. From 1965 to 1970, Mr. Gremp served in roles at the United States Army, the Mobil Oil Corporation and a New York management consulting firm. Mr. Gremp received his MBA from New York University and his Bachelor of Science degree from the University of Minnesota.

     F. Lee Liebolt, Jr. Mr. Liebolt is a lawyer in private practice. From September 2005 to August 2006, he was senior counsel at Harkins Cunningham LLP. Prior thereto, Mr. Liebolt practiced at Sidley Austin Brown & Wood LLP and certain predecessor firms as a partner (1976 to 2002) and as senior counsel (January 2003 to August 2005). Mr. Liebolt received his law degree from the University of North Carolina at Chapel Hill and his Bachelor of Arts degree from the University of Pennsylvania.

     Walter V. E. Parker. Mr. Parker has 35 years of experience in the energy and finance industries. Mr. Parker currently serves as executive director of the Greenwich Land Trust, Inc., a not for profit organization focused on the preservation of open space since January 2005. From 1999 to 2004, Mr. Parker served as a founding principal in the Sippican Group, LLC, a financial advisory firm. While at Sippican, he advised clients on business development, and financial matters. From 2000 to 2001, Mr. Parker served as interim chief operating officer of Avienda Technologies, Inc. From 1997 to 1999, Mr. Parker served as managing director of Claymore Partners, Inc., a long-standing financial advisory firm addressing the needs of troubled businesses. From 1993 to 1997, Mr. Parker served as a subsidiary board member and the credit officer at Parrish Leasing and Finance Corporation, a joint venture with the Travelers Group focused on large-scale project-based and asset-based transactions. From 1991 to 1993, Mr. Parker served as vice president and senior credit officer of the Corporate Finance Division for Xerox Credit, Inc., which provided project finance, equipment leasing, high-yield corporate debt, secured loans, and real estate financing to a diverse group of US and international companies, including energy companies. Mr. Parker received Xerox’s President’s Award for timely achievement of liquidity and value enhancement goals. From 1989 to 1991, Mr. Parker was a vice president for the Project and Lease Finance Group of Kidder Peabody & Co., where he focused on energy transactions. From 1971 to 1989, Mr. Parker served in several roles, including as a senior credit officer, at Manufacturers Hanover Trust Company and the United States Trust Company of New York. Mr. Parker is a graduate of the Xerox Advanced Management School and the American Management Association’s Time Based Accounting series. Mr. Parker received his MBA from Columbia University, where he received honors ratings for course work in banking and finance, and his Bachelor of Arts degree from Colgate University.

      Interested Directors

     John F. Barry III. Mr. Barry is chairman and chief executive officer of Prospect Capital and is a control person of Prospect Capital Management and a managing director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

     M. Grier Eliasek. Mr. Eliasek is president and chief operating officer of Prospect Capital and a managing director of Prospect Capital Management and Prospect Administration. At Prospect Capital, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

      Executive Officer

     William E. Vastardis. Mr. Vastardis is chief compliance officer, chief financial officer and treasurer and secretary of Prospect Capital. Mr. Vastardis is a founder and president of Vastardis and of Vastardis Compliance. Vastardis serves as the Company’s sub-administrator. Mr. Vastardis founded Vastardis in August 2003 and Vastardis Compliance in June 2004. Vastardis Compliance performs chief compliance officer services for various registered investment companies and registered Investment Advisers. Prior to founding Vastardis, he managed a third-party fund administration firm, AMT Capital Services Inc., which was acquired by Investors Bank & Trust Company in 1998. Mr. Vastardis continued in the role of managing director at the renamed Investors Capital Services until he departed in 2003 to found Vastardis.

     For information on the investment professionals of Prospect Capital Management, see “Investment Advisory Agreement—Investment personnel.”

Committees Of The Board Of Directors

     Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2006, the Board of Directors of the Company held sixteen Board meetings, nine Audit Committee meetings, and three Nominating and Corporate Governance Committee meetings. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they served. The Company requires each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

     Audit Committee. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “independent accountants”) to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Gremp, Liebolt, and Parker, all of whom are not “interested persons” as defined in the 1940 Act and are considered independent under the National Association of Securities Dealers’ Marketplace Rules (the “NASD Marketplace Rules”). The Company’s Board of Directors has determined that Mr. Parker is an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The members to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

     The function of the Audit Committee is oversight. Management of the Company is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of the Company’s annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of the Company’s shareholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (subject, if applicable, to shareholder ratification).

     In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not full-time employees of the Company or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee is entitled to rely on (a) the integrity of those persons within and outside the Company and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which is required to be promptly reported to the Board of Directors); and (c) statements made by the officers and employees of the Company, its Investment Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to the Company.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Gremp, Liebolt and Parker, all of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The Nominating and Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter.

     The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to William E. Vastardis, Secretary, Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of Company common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASD Marketplace Rules and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the Board of Directors.

Corporate Governance

     Corporate Governance Guidelines. Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

     Code of Conduct. The Company has adopted a code of conduct which applies to, among others, its senior officers, including its chief executive officer and its chief financial officer, as well as every employee of the Company. The Company’s code of conduct is attached as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. The Company intends to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

     Code of Ethics. The Company and PCM have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

     Internal Reporting and Whistle Blower Protection Policy. The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”), and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s chief compliance officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chairman (together with the CCO, “Complaint Officers”). Complaints may be submitted on an anonymous basis.

     The CCO may be contacted at Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, NY 10016.

     The Audit Committee Chairman may be contacted at Walter V.E. Parker, Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, NY 10016.

Proxy Voting Policies And Procedures

     We have delegated our proxy voting responsibility to the Investment Adviser. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation—Proxy Voting Policies and Procedures.”

Compensation of Directors and Officers

     The following table shows information regarding the compensation received by the independent directors and officers for the fiscal year ended June 30, 2006. No compensation is paid to directors who are “interested persons,” as that term is defined in the 1940 Act.

Name	Aggregate compensation from the company		Pension or retirement benefits accrued as part of company expenses(1)	Total compensation from company and fund complex paid to director
Independent Directors
Michael E. Basham(2)	$75,000		None	$75,000
Robert A. Davidson(2)	$70,000		None	$70,000
William J. Gremp(2)	$0		None	$0
F. Lee Liebolt, Jr.(2)	$0		None	$0
Walter V. Parker	$75,000		None	$75,000
Interested Directors
John F. Barry III	None		None	None
M. Grier Eliasek	None		None	None
Executive Officers
William E. Vastardis(3)	—	(4)	None	—	(4)
____________________

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	Messrs. Gremp and Liebolt were elected as directors after June 30, 2006. Messrs. Basham and Davidson resigned as directors after June 30, 2006.

(3)	Mr. Vastardis has served as chief compliance officer since January 4, 2005, and as chief financial officer, treasurer and secretary since April 30, 2005.

(4)	The compensation of William E. Vastardis for his service as chief financial officer, treasurer and secretary of the Company is paid by Vastardis, sub-administrator to the Company. Vastardis is in turn paid by the Company at a monthly rate of $18,750. The compensation of William E. Vastardis for his service as chief compliance officer of the Company is paid by Vastardis Compliance. Vastardis Compliance is in turn paid by the Company at a monthly rate of $6,250. In addition, the Company pays Vastardis Compliance for certain other services at the rate of $270 per hour. Both Vastardis and Vastardis Compliance determines the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ended June 30, 2006, the Company paid Vastardis Compliance approximately $75,000 for services rendered by Mr. Vastardis as chief compliance officer from January 4, 2005 through June 30, 2006. For the fiscal year ended June 30, 2006, the Company paid Vastardis approximately $37,500 for services rendered by Mr. Vastardis as chief financial officer, treasurer and secretary from April 30, 2005 through June 30, 2006.

     The independent directors receive an annual fee of $70,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of each committee also receives an additional annual fee of $5,000.

Management services

     Investment Advisory Agreement

     Prospect Capital has entered into an Investment Advisory Agreement with Prospect Capital Management under which Prospect Capital Management, as investment adviser, subject to the overall supervision of Prospect Capital’s Board of Directors, will manage the day-to-day operations of, and provide investment advisory services to, Prospect Capital. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

     Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from Prospect Capital, consisting of two components--a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect Capital’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Capital’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect Capital’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Capital’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated. The total base management fees earned by and paid to Prospect Capital Management during the three months ended March 31, 2007 and March 31, 2006 were $1.531 million and $0.521 million, respectively, and during the nine months ended March 31, 2007 and March 31, 2006 were $3.715 million and $1.554 million, respectively.

     Our investment advisory fees were $3.3 million, $7.4 million and $3.9 million for the three months ended March 31, 2007, for the nine months ended March 31, 2007 and for the twelve months ended June 30, 2006, respectively. The Income Incentive fees were $1.8 million, none, $3.7 million and $1.8 million for the three months ended March 31, 2007, for the nine months ended March 31, 2007, and for the twelve months ended June 30, 2006, respectively. At March 31, 2007 the Company owed the Investment Adviser $3.5 million in advisory fees and reimbursements.

     The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Capital receives from portfolio companies) accrued during the calendar quarter, minus Prospect Capital’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash.   Thus, if we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

     The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect Capital pays the Investment Adviser an income incentive fee with respect to Prospect Capital’s pre-incentive fee net investment income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which Prospect Capital’s pre-incentive fee net investment income does not exceed the hurdle rate; (2) 100.00% of Prospect Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with the 7.00% annualized hurdle rate); and (3) 20.00% of the amount of Prospect Capital’s pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized with the 7.00% annualized hurdle rate). These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

     The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of Prospect Capital’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Capital calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Capital’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

     $1.754 million and $0.533 million in income incentive fees were earned for the three months ended March 31, 2007 and March 31, 2006, respectively, and $3.695 million and $1.041 million in income incentive fees were earned for the nine months ended March 31, 2007 and March 31, 2006, respectively. No capital gains incentive fees were earned for the three or nine months ended March 31, 2007 and March 31, 2006.

     Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred a loss in that quarter due to realized or unrealized losses on our investments. The Investment Adviser has voluntarily agreed that, in the event it is paid an incentive fee at a time when our common stock is trading at a price below $15 per share for the immediately preceding 30 days (as adjusted for stock splits, recapitalizations and other transactions), it will cause the amount of such incentive fee payment to be held in an escrow account by an independent third party, subject to applicable regulations. This amount may not be drawn upon by the Investment Adviser or any affiliate or any other third party until such time as the price of our common stock achieves an average 30 day closing price of at least $15 per share. The Investment Adviser also has voluntarily agreed to cause 30% of any incentive fee that it is paid to be invested in shares of our common stock through an independent trustee. Any sales of such stock will comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. Any change in these voluntary agreements will not be implemented without at least 90 days’ prior notice to stockholders and compliance with all applicable laws and regulations.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Incentive Fee (*):

Alternative 1

     Assumptions

     Investment income (including interest, dividends, fees, etc.) = 1.25%

     Hurdle rate(1) = 1.75%
     Base management fee(2) = 0.50%
     Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
     Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 0.55%

     Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2

     Assumptions

     Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%
Base management fee(2) = 0.50%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.00%
Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

     Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)

           = (100% × (2.00% – 1.75%)) + 0%

           = 100% × 0.25% + 0%

            = 0.25%

Alternative 3

     Assumptions

     Investment income (including interest, dividends, fees, etc.) = 3.00%

     Hurdle rate(1) = 1.75%
     Base management fee(2) = 0.50% Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%
     Pre-incentive fee net investment income (investment income - (base management fee + other expenses)) = 2.30%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

      Income incentive Fee = 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income - 2.1875%)

           = (100% × (2.1875% – 1.75%)) + the greater of 0% AND (20% × (2.30% – 2.1875%))

            = (100% × 0.4375%) + (20% × 0.1125%)

            = 0.4375% + 0.0225% = 0.46%

(1)   Represents 7% annualized hurdle rate.

(2)   Represents 2% annualized base management fee.

(3)   Excludes organizational and offering expenses.

(*)  The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Example 2: Capital Gains Incentive Fee:

Alternative 1

      Assumptions

  Year 1: $20 million investment made

  Year 2: Fair market value (“FMV”) of investment determined to be $22 million

  Year 3: FMV of investment determined to be $17 million

  Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

  Year 1: No impact

  Year 2: No impact

  Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

  Year 4: Increase base amount on which the second part of the incentive fee is calculated by the realized gain of $1 million based on the sale at $21 million plus that portion, if any, of the $3 million unrealized loss in year 3 that was used to reduce the incentive fee paid in year 3.

Alternative 2

      Assumptions

  Year 1: $20 million investment made

  Year 2: FMV of investment determined to be $17 million

  Year 3: FMV of investment determined to be $17 million

  Year 4: FMV of investment determined to be $21 million

  Year 5: FMV of investment determined to be $18 million

  Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

  Year 1: No impact

  Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

  Year 3: No impact

  Year 4: No impact

  Year 5: No impact

  Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the incentive fee that would otherwise have been payable to the Investment Adviser in prior years

Alternative 3

      Assumptions

  Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

  Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

  Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

  Year 1: No impact

  Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

  Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

      Assumptions

  Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”)

  Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

  Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

  Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

  Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

  Year 1: No impact

  Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

  Year 3: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

  Year 4: No impact

  Year 5: Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the incentive fees that would otherwise have been payable to the Investment Adviser in prior years.

      Payment of our expenses

     All investment professionals of the Investment Adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Prospect Capital Management. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisors (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs under the sub-administration agreement, as further described below.

      Duration and termination

     The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and continued for an additional one year term expiring June 23, 2007 on May 15, 2006. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks relating to our business and structure—We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

      Administration Agreement

     Prospect Capital has also entered into an administration agreement with Prospect Administration under which Prospect Administration, among other things, provides administrative services and facilities for Prospect Capital. Prospect Administration has engaged Vastardis to serve as sub-administrator of Prospect Capital. For providing these services, Prospect Capital reimburses Prospect Administration for Prospect Capital’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the administration agreement, including rent, the fees of the sub-administrator for services provided with respect to Prospect Capital and Prospect Capital’s allocable portion of the compensation of its chief compliance officer and chief financial officer and their respective staffs. Prospect Administration also provides on Prospect Capital’s behalf managerial assistance to those portfolio companies to which Prospect Capital is required to provide such assistance. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of the Investment Adviser.

      Prospect Administration, pursuant to the approval of our board of directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as the sub-administrator of Prospect Capital to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $250,000 annually, payable monthly. Under the sub-administration agreement, Vastardis provides Prospect Capital with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Capital as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as the Chief Financial Officer (“CFO”) of the Fund. This service was formerly provided at the rate of $225,000 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee with a $400,000 annual minimum, payable monthly. Currently, Vastardis receives approximately $575,000 annually under this engagement. Vastardis does not provide any advice or recommendation relating to the securities and other assets that Prospect Capital should purchase, retain or sell or any other investment advisory services to Prospect Capital. Vastardis is responsible for the financial and other records that either Prospect Capital (or the Administrator on behalf of Prospect Capital) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission. In addition, Vastardis assists Prospect Capital in determining and publishing Prospect Capital’s net asset value, overseeing the preparation and filing of Prospect Capital’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Capital, and generally overseeing the payment of Prospect Capital’s expenses and the performance of administrative and professional services rendered to Prospect Capital by others.

     The Company reimbursed Prospect Administration $0.314 million, $0.071 million, $0.526 million, $0.148 million and $0.310 million for the three months ended March 31, 2007, for the three months ended March 31, 2006, for the nine months ended March 31, 2007, for the nine months ended March 31, 2006 and for the twelve months ended June 30, 2006, respectively, for services it provided to Prospect Capital at cost. The Company also reimbursed Prospect Administration for certain expenses which Prospect Administration initially funded on behalf of the Company. At March 31, 2007, the Company was owed $0.028 million for tax compliance fees and miscellaneous expenses that it paid on behalf of Prospect Administration.

      Indemnification

     The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as the Investment Adviser of Prospect Capital.

     The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the administration agreement or otherwise as administrator for Prospect Capital.

     Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with Vastardis, is not liable to the Administrator or Prospect for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis is entitled to indemnification from the Administrator and Prospect Capital. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Capital or the security holders of Prospect Capital) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital.

      Board approval of the Investment Advisory Agreement

     On June 18, 2007, the Board of Directors of the Company voted unanimously to renew the Investment Advisory Agreement for the one year period beginning June 24, 2007. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by the Investment Adviser; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of the Investment Adviser and any existing and potential sources of indirect income to the Investment Adviser or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of the Investment Adviser and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:

     •     Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by the Investment Adviser. The Board of Directors also considered the Investment Adviser’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

     •     Investment Performance. The Board of Directors reviewed the investment performance of the Company as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that the Investment Adviser was delivering results consistent with the investment objective of the Company and that its investment performance was satisfactory when compared to comparable business development companies.

     •     The reasonableness of the fees paid to the Investment Adviser. The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors and the Company also considered the profitability of the Investment Adviser. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

     •     Economies of Scale. The Board of Directors considered information about the potential of the Investment Adviser to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by the Investment Adviser.

     Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with the Investment Adviser as being in the best interests of the company and its stockholders.

Portfolio Managers

     The following individuals function as portfolio managers primarily responsible for the day-to-day management of the Company’s portfolio. The Company’s portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

Name	Position	Length of service with Company(years)
John F. Barry	Chairman and Chief Executive Officer	3
M. Grier Eliasek	President and Chief Operating Officer	3

     Mr. Eliasek receives no compensation from Prospect Capital. Mr. Eliasek receives a salary and bonus from Prospect that takes into account his role as a senior officer of Prospect and of Prospect Capital, his performance and the performance of each of Prospect and Prospect Capital. Mr. Barry receives no compensation from Prospect Capital. Mr. Barry, as the sole member of Prospect Capital Management, receives no salary or bonus from Prospect Capital Management but is entitled to equity distributions after all other obligations are met.

     The following table sets forth the dollar range of common stock of the Company beneficially owned by each of the portfolio managers described above as of March 2, 2007.

Aggregate Dollar Range of
Common Stock
Name	Beneficially Owned by Manager
John F. Barry	Over $100,000
M. Grier Eliasek	$10,001-$50,000

      Managerial Assistance

     As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. The Company received $193,000 and $392,000 in managerial assistance for the three months and nine month periods ended March 31, 2007 respectively. These fees are paid to the Administrator.

License Agreement

     We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our chairman of the board is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our directors and executive officers and the principals of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of Prospect intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

     In addition, pursuant to the terms of the administration agreement, Prospect Administration provides, or arranges to provide, us with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management, our investment adviser, is the sole member of and controls Prospect Administration. Prospect Administration, pursuant to the approval of our Board of Directors, has engaged Vastardis to serve as the sub-administrator of the Company. Our chief financial officer, treasurer, secretary and chief compliance officer is the founder and president of Vastardis.

      We have no intention of investing in any portfolio company in which Prospect or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

     As of March 2, 2007, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

     The following table sets forth, as of March 2, 2007, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

Name and address	Type of ownership	Shares owned	Percentage of common stock outstanding(1)
Prospect Capital Management, LLC(2)	Record and beneficial	137,968,348	*
All officers and directors as a group (7 persons)(3)	Record and beneficial	291,589,335	1.47%
____________________

*	Represents less than 1%.

(1)	Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters’ overallotment option.

(2)	John F. Barry is a control person of Prospect Capital Management, LLC.

(3)	Represents shares of common stock held by Prospect Capital Management, LLC. Because John F. Barry controls Prospect Capital Management, LLC, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management, LLC. The address for all officers and directors is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of March 2, 2007. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Name of director or officer	Dollar range of equity securities in the Company(2)
Independent Directors
F. Lee Liebolt, Jr	$1-10,000
William J. Gremp	$10,001-$50,000
Walter V. Parker	$1-10,000
Interested Directors
John F. Barry III(1)	Over $100,000
M. Grier Eliasek	$10,001-$50,000
Officer
William E. Vastardis	Over $100,000
____________________

(1)	Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

(2)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

PORTFOLIO COMPANIES

     The following is a listing of our portfolio companies at March 31, 2007. Values are as of March 31, 2007.

     The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” are portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and/or hold one or more seats on the portfolio company’s Board of Directors and, therefore, are deemed to be an affiliated person under the 1940 Act; “companies less than 5% owned” are portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company. As of March 31, 2007, we owned 25% of the fully diluted common equity of Advantage Oilfield Group, Ltd., we owned 100% of the fully diluted common equity of Gas Solutions Holdings, Inc., 60% of Genesis Coal Corp., 51% of the fully diluted common equity of Worcester Energy Partners, Inc. and certain of its affiliates, 80% of the fully diluted common equity of NRG Manufacturing Inc. and 49% of the fully diluted common equity of Whymore Coal Company (as well as 100% of two of Whymore’s affiliates – C&A Construction, Inc. and E&L Construction, Inc.). We make available significant managerial assistance to our portfolio companies. We generally request and may receive rights to observe the meetings of our portfolio companies’ Boards of Directors.

					Equity	Outstanding
					Securities	Principal
	Nature of its	Title and Class			Held, at	Balance of
	Principal	of Securities	Collateral	Investment	Fair Value	all Loans
Name of Portfolio Company	Business (Location)	Held	Held	Structure	(in millions)	(in millions)
Companies more than 25%
owned
Advantage Oilfield Group, Ltd.	Construction	Senior secured debt	First priority lien on	Common shares; Senior	$0.2	$17.3
	Services (Alberta,	and common stock	substantially all assets	secured note, 15.00%
	Canada)			due 5/30/09
Gas Solutions Holdings, Inc.	Gas gathering and	Subordinated secured	Second priority lien on	Common shares;	19.5	18.4
	processing (Texas)	debt and common	substantially all assets,	Subordinated secured
		equity	subject to first priority lien of	note, 18.00% due
			senior lender, Citibank	12/22/2011
Texas, N.A.
Genesis Coal Corp.	Mining and Coal	Senior Secured debt,	First priority lien on	Common shares;	0.0	12.8
	production	warrants, Preferred	substantially all assets	warrants, Preferred
	(Kentucky)	Shares and common	including equipment,	Stock; senior secured
		equity	although Prospect's lien on	note, 16.40% due
			certain equipment is second	12/31/2010
to $600K loan by First
Tennessee Bank
NRG Manufacturing, Inc.	Manufacturing	Senior secured debt	First priority lien on	Common shares; Senior	4.6	10.1
	(Texas)	and common equity	substantially all assets	secured note, 16.5% due
8/31/2013
Whymore Coal Company	Mining and coal	Senior secured debt	First priority lien on	Preferred shares,	0.0	10.6
	production	and preferred equity	substantially all assets	convertible, Series A;
	(Kentucky)			Senior secured note,
16.31% due 12/31/2010
Worcester Energy Partners, Inc.	Biomass power	Senior secured debt	First priority lien on	Common shares;	0.0	25.0
	(Maine)	convertible preferred	substantially all assets	Preferred stock,
		stock and common		convertible, Series A;
		equity		Senior secured note,
12.50% due 12/31/2012

					Equity	Outstanding
					Securities	Principal
	Nature of its	Title and Class			Held, at	Balance of
	Principal	of Securities	Collateral	Investment	Fair Value	all Loans
Name of Portfolio Company	Business (Location)	Held	Held	Structure	(in millions)	(in millions)
Companies 5% to 25%
owned
Appalachian Energy Holdings, LLC	Construction services	Senior secured debt,	First priority lien on	Preferred shares;	0.4	5.4
	(West Virginia)	preferred equity with	substantially all assets	Warrants, preferred
		penny warrants		shares, expiring
				2/14/2016;
				Warrants, common
				shares, expiring
				2/14/2016;
				Senior secured note,
				14.00%, 3.00% PIK due
				2/14/2011
Iron Horse Coiled Tubing, Inc.	Production services	Senior secured debt	First priority lien on	Common shares;	0.3	9.3
	(Alberta, Canada)	and common stock	substantially all assets	Senior secured note,
				15.00% due 4/19/09
Companies less than 5%
owned
Arctic Acquisition Corp.	Production services	Senior secured debt	First priority lien on	Warrants, common	1.0	11.5
	(Texas)	with warrants for	substantially all assets	shares, expiring
		common and		7/19/2012;
		preferred		Warrants, preferred
				shares, expiring
				7/19/2012;
				Senior secured note.
				13.00% due 6/15/2009
Miller Petroleum, Inc.	Oil and gas	Senior secured debt	N/A — loan repaid	Warrants, expiring	0.0	—
	production	and warrants		5/4/2010, through
	(Tennessee)			9/30/2011
Stryker Energy II, LLC	Oil and gas	Senior secured debt	First priority lien on	Senior secured term	—	24.0
	production (Ohio)		substantially all assets	note, 12.33% due
				11/30/2011
Unity Virginia Holdings LLC	Coal mining	Secured subordinated	Second priority lien on	Subordinated secured	—	3.6
	(Virginia)	debt	substantially all assets,	note, due 1/31/2009
			subject to first priority lien of
			senior lender, PlainsCapital
			Bank
Charlevoix Energy Trading, LLC	Natural gas	Senior secured debt	First priority lien on	Net profits royalty	—	4.8
	marketing		substantially all assets	interest, 10%;
	(Michigan)			Senior secured note,
				12.5% due 3/31/11
Central Illinois Energy, LLC	Biofuels/Ethanol	Senior secured debt	First priority lien on	Senior secured note,	—	8.0
	(Illinois)		substantially all assets	15.36% due 3/31/14
Conquest Cherokee LLC	Oil and gas	Senior secured debt	First priority lien on	Overriding royalty	—	10.2
	production		substantially all assets	interest, 5-10%;
	(Tennessee)			Senior secured note,
				13.00% due 5/5/09
Evolution Petroleum Corp.	Oil and Gas	Common shares	None	Common shares	0.3	—
	Production (Texas)
TLOGH, L.P.	Oil and Gas	Senior secured debt	First priority lien on	Senior secured note,	—	15.5
	Production (Texas)		substantially all assets	13.00% due 10/23/2009
Jettco Marine Services LLC	Shipping (Louisiana)	Subordinated secured	Second priority lien on	Subordinated secured	—	6.6
		debt	substantially all assets	note 12.00% plus 4.00%
				PIK due 12/31/2011
C&J Cladding LLC	Metal services	Senior secured debt	First priority lien on	Senior secured note,	0.5	6.0
	(Texas)		substantially all assets	14.00% due 03/31/2010

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

     In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

     It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market price is not readily available are valued at fair value, with the assistance of an independent valuation service, using a valuation policy and a consistently applied valuation process which is under the direction of our Board of Directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors—Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”

     The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

     As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors, as well as management’s valuation recommendations. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

     Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

     We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

     No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in noncertificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder’s account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

     We may use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ National Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

     There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan is paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

     Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

     Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.

     The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

     Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “Straddle,” “Hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

      A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

  a citizen or individual resident of the United States;

  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

  a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

     If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

     Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

     As a business development company, we have qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation As A RIC

     Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

     We will be subject to a 4% non-deductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years. We currently intend to make sufficient distributions each taxable year such that we will not be subject to federal income or excise taxes on our net income.

      In order to qualify as a RIC for federal income tax purposes, we must, among other things:

  qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

  diversify our holdings so that at the end of each quarter of the taxable year:

    at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

     To the extent that we invest in entities treated as partnerships for federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests.

     In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax, and could result in a reduced after-tax yield on the portion of our assets held there.

     We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

     Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

     Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

     If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure to Obtain RIC Tax Treatment” below. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be taxed as a RIC” above.

     Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

     To the extent that we invest in equity securities of entities that are treated as partnerships for federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the Diversification Tests will depend on whether the partnership is a “qualified publicly traded partnership” or not. If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the Diversification Tests, as described above. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for federal income tax purposes to prevent our disqualification as a RIC.

     We may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

     Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2008, to the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to long term capital gains (currently a maximum tax rate of 15%) provided that we properly designate such distribution as derived from “qualified dividend income.” In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

     Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

     For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

     If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

     A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital losses may be subject to other limitations under the code.

     In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

     We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

     We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation Of Non-U.S. Stockholders

     Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

     Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, effective for taxable years beginning before January 1, 2008, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

     Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to federal withholding tax and generally will not be subject to federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of federal income tax at a rate of 30% on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% federal withholding tax. In addition, with respect of dividends paid or deemed paid to Non-U.S. stockholders on or before December 31, 2007, that are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as “real estate investment trusts” (“REITs”) and also may include certain REIT capital gain dividends, will generally be subject to federal income tax and will give rise to an obligation for those Non-U.S. stockholders to file a federal income tax return, and may be subject to withholding tax as well under future regulations.

     If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

     Distributions of our “investment company taxable income” and net capital gains (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

     The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

     A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

     Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

     If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

     The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

     Our authorized capital stock consists of 100,000,000 shares of stock, par value $.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ National Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

     Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

      Common stock

     All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

      Preferred stock

     Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

     Anti-takeover Effect

     The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

      Control share acquisitions

     The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  one-tenth or more but less than one-third,

  one-third or more but less than a majority, or

  a majority or more of all voting power.

     The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

     A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

     The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

     Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

      Business combinations

     Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

     A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.

     After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

     These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

     The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Maryland Business Combination Act (the “Business Combination Act”), provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

      Conflict with 1940 Act

     Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

      Classified Board of Directors

     Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2008, 2009 and 2007 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of Directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

      Election of directors

     Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

      Number of directors; vacancies; removal

     Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

     Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

      Action by stockholders

     The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

      Advance notice provisions for stockholder nominations and stockholder proposals

     Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

     The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

      Calling of special meetings of stockholders

     Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

      Approval of extraordinary corporate action; amendment of charter and bylaws

     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

     Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

      No appraisal rights

     Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

     In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

     The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

     For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

  the designation and number of shares of such series;

  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

  any provisions relating to convertibility or exchangeability of the shares of such series;

  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

  the voting powers, if any, of the holders of shares of such series;

  any provisions relating to the redemption of the shares of such series;

  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

  if applicable, a discussion of certain U.S. federal income tax considerations; and

  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

     All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR WARRANTS

     The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

     We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

      A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  the title of such warrants;

  the aggregate number of such warrants;

  the price or prices at which such warrants will be issued;

  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  the number of shares of common stock issuable upon exercise of such warrants;

  the price at which and the currency or currencies, including composite currencies, in which the shares of common stock purchasable upon exercise of such warrants may be purchased;

  the date on which the right to exercise such warrants will commence and the date on which such right will expire;

  whether such warrants will be issued in registered form or bearer form;

  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

  if applicable, the number of such warrants issued with each share of common stock;

  if applicable, the date on and after which such warrants and the related shares of common stock will be separately transferable;

  information with respect to book-entry procedures, if any;

  if applicable, a discussion of certain U.S. federal income tax considerations; and

  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

     We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

     Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of Prospect Capital and its stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

     We may issue debt securities in one or more series under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

     The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

  the designation or title of the series of debt securities;

  the total principal amount of the series of debt securities;

  the percentage of the principal amount at which the series of debt securities will be offered;

  the date or dates on which principal will be payable;

  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  the terms for redemption, extension or early repayment, if any;

  the currencies in which the series of debt securities are issued and payable;

  the provision for any sinking fund;

  any restrictive covenants;

  any Events of Default;

  whether the series of debt securities are issuable in certificated form;

  any provisions for defeasance or covenant defeasance;

  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  whether the debt securities are subject to subordination and the terms of such subordination;

  the listing, if any, on a securities exchange;

  the name and address of the trustee; and

  any other terms.

     The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

REGULATION

     We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any Investment Advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

     We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

      Qualifying Assets

     Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

1.	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

2.	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

3.	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

     In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

      Managerial Assistance to Portfolio Companies

     In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

      Temporary Investments

     Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

      Senior Securities

     We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

      Code of Ethics

     We and Prospect Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

      Investment Concentration

     Our investment objective is to maximize our portfolio’s total return, principally by investing in the debt and/or equity securities of private and microcap public companies. Many of our investments are in the energy sector.

      Compliance Policies and Procedures

     We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. William E. Vastardis serves as Chief Compliance Officer for both Prospect Capital and our Investment Adviser.

      Proxy Voting Policies and Procedures

     We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

     Introduction.  As an investment adviser registered under the Investment Advisers Act of 1940, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

     These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Investment Advisers Act of 1940.

     Proxy policies.  These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize shareholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

     Elections of directors.  In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to shareholder actions that have received significant shareholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     Appointment of auditors.  Prospect Capital Management believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation.

     Changes in capital structure.  Changes in a company’s charter, articles of incorporation or by-laws may be required by state or federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or federal regulation.

     Corporate restructurings, mergers and acquisitions.  Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

     Proposals affecting shareholder rights.  Prospect Capital Management will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of shareholder rights.

     Corporate governance.  Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the shareholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

     Anti-takeover measures.  The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on shareholder value dilution.

      Stock splits.  Prospect Capital Management will generally vote with management on stock split matters.

     Limited liability of directors.  Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

     Social and corporate responsibility.  The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

     Proxy voting procedures.  Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize shareholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.

     Proxy voting committee.  Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact management and interested shareholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

     Conflicts of interest.  Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

     Proxy voting.  Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

      Proxy recordkeeping.  Prospect Capital Management must retain the following documents pertaining to proxy voting:

  copies of its proxy voting polices and procedures;

  copies of all proxy statements;

  records of all votes cast by Prospect Capital Management;

  copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

  copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

     All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

     Proxy voting records.  Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management, LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

     Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company will act as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From the commencement of all operations through March 31, 2007, we have not paid any brokerage commissions. Subject to policies established by our Board of Directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for Prospect Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, Prospect Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and Prospect Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

     We may sell the Securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; or (c) through agents. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

  the name or names of any underwriters, dealers or agents and the amounts of Securities underwritten or purchased by each of them;

  the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

  any securities exchanges on which the Securities may be listed.

     If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase the Securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of the securities not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     We may use Stock to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement.

      Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

     We may sell shares of our common stock at a price below net asset value per share if the following conditions are met: (1) a majority of the our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us have determined that any such sale would be in our best interests and in the best interests of our stockholders; and (2) a majority of our directors who have no financial interest in the sale and a majority of such directors who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any distributing commission or discount. On January 17, 2007, our stockholders approved, for a one year period, the sale of shares of our common stock at a price below net asset value per share if the above conditions are met.

     If underwriters are used in the sale of any Securities, the Securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the Securities will be subject to certain conditions precedent.

     The maximum commission or discount to be received by any NASD member or independent broker-dealer will not exceed 5%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

     We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

     We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the Securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

     Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

     We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

     Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ National Market, or another exchange on which our common stock is traded.

     In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

     Certain legal matters regarding the securities offered by this prospectus will be passed upon for Prospect Capital by Clifford Chance US LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      BDO Seidman, LLP is the independent registered public accounting firm of Prospect Capital.

AVAILABLE INFORMATION

     We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2006, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

* Commencement of operations

PROSPECT CAPITAL CORPORATION
STATEMENT OF ASSETS AND LIABILITIES
(unaudited)
(in thousands, except share and per share amounts)

	March 31, 2007 (Unaudited)	June 30, 2006(1)

Assets
Investments at fair value (cost of $205,728 and $123,593, respectively, Note 3):
Control investments (cost of $101,094 and $39,759, respectively)	$110,268	$49,585
Affiliate investments (cost of $14,751 and $25,329, respectively)	14,751	25,329
Non-control/Non-affiliate investments (cost of $89,883 and $58,505, respectively)	86,234	59,055
Total investments at fair value	211,253	133,969

Investments in money market funds	99,584	1,608
Receivables for:
Interest	1,968	1,639
Dividends	448	13
Loan principal	504	385
Securities sold	—	369
Other	254	—
Due from Prospect Administration (Note 5)	—	5
Due from Prospect Energy Management (Note 5)	—	28
Prepaid expenses	163	77
Deferred financing costs	387	355
Deferred offering costs	—	32
Total Assets	314,561	138,480

Liabilities
Credit facility payable	—	28,500
Payable for investments	1,666	—
Bank overdraft	5,964	—
Due to Prospect Administration (Note 5)	286	—
Due to Prospect Capital Management (Note 5)	3,468	745
Accrued expenses	846	843
Other current liabilities	564	122
Total Liabilities	12,794	30,210

Net Assets	$301,767	$108,270

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares
authorized, respectively; 19,879,231 and 7,069,873 issued and outstanding, respectively)	$20	$7
Paid-in capital in excess of par	298,659	97,266
Undistributed (distributions in excess of) net investment income	(4,688)	319
Accumulated realized gains on investments	2,251	301
Unrealized appreciation on investments	5,525	10,377
Net Assets	$301,767	$108,270

Net Asset Value Per Share	$15.18	$15.31
____________________

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
STATEMENTS OF OPERATIONS
(in 000s, except shares and per share data)
(Unaudited)

	Three Months Ended
	March 31, 2007	March 31, 2006(1)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $67 and $ -, respectively)	$3,845	$1,319
Affiliate investments (Net of foreign withholding tax of $35 and $ -, respectively)	800	70
Non-control/Non-affiliate investments	4,025	1,586
Cash equivalents	—	111
Total interest income	8,670	3,086

Dividend income:
Control investments	850	850
Non-control/Non-affiliate investments	—	10
Money market funds	1,245	80
Total dividend income	2,095	940

Other income(2):
Affiliate investments	8	—
Non-control/Non-affiliate investments	1,296	—
Total Other income	1,304	—
Total Investment Income	12,069	4,026

Operating Expenses
Investment advisory fees:
Base management fee (Note 5)	1,531	521
Income incentive fee (Note 5)	1,754	533
Total investment advisory fees	3,285	1,054

Interest expense and credit facility costs	353	12
Chief Compliance Officer and Sub-administration fees	164	81
Legal fees	593	390
Valuation services	92	45
Other professional fees	47	85
Insurance expense	72	85
Directors’ fees	55	55
Other general and administrative expenses	393	93
Total Operating Expenses	5,054	1,900

Net Investment Income	7,015	2,126

Net realized gain (loss) on investments	(1)	1
Net change in unrealized appreciation (depreciation) on investments	(2,038)	828
Net Increase in Net Assets Resulting from Operations	$4,976	$2,955

Net increase in net assets resulting from operations per share:	$0.25	$0.42
Weighted average shares of common stock outstanding:	19,697,473	7,055,176
____________________

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

(2)	Includes Net Profits Interests, Prepayment Penalties not related to loans, Deal Deposit and Overriding Royalty Interests.

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
STATEMENTS OF OPERATIONS
(in 000s, except shares and per share data)
(Unaudited)

	Nine Months Ended
	March 31, 2007	March 31, 2006(1)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $112 and $-, respectively)	$9,455	$3,334
Affiliate investments (Net of foreign withholding tax of $202 and $-, respectively)	2,837	70
Non-control/Non-affiliate investments	8,656	4,451
Cash equivalents	—	427
Total interest income	20,948	8,372

Dividend income:
Control investments	2,550	2,249
Non-control/Non-affiliate investments	—	300
Money market funds	1,839	150
Total dividend income	4,389	2,699

Other income(2):
Control investments	8	—
Affiliate investments	3	—
Non-control/Non-affiliate investments	1,324	—
Total Other income	1,335	—
Total Investment Income	26,672	—

Operating Expenses
Investment advisory fees:
Base management fee (Note 5)	3,715	1,554
Income incentive fee (Note 5)	3,695	1,041
Total investment advisory fees	7,410	2,595

Interest expense and credit facility costs	1,385	12
Chief Compliance Officer and Sub-administration fees	402	244
Legal fees	970	1,501
Valuation services	285	132
Sarbanes-Oxley compliance expenses	46	—
Other professional fees	386	313
Insurance expense	219	269
Directors’ fees	175	165
Other general and administrative expenses	612	258
Total Operating Expenses	11,890	5,489

Net Investment Income	14,782	5,582

Net realized gain (loss) on investments	1,949	(18)
Net change in unrealized appreciation (depreciation) on investments	(4,851)	1,392
Net Increase in Net Assets Resulting from Operations	$11,880	$6,956
Net increase in net assets resulting from operations per share:	$0.83	$0.99
Weighted average shares of common stock outstanding:	14,341,811	7,055,125
____________________

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

(2)	Includes Net Profits Interests, Prepayment Penalties not related to loans, Deal Deposit and Overriding Royalty Interests.

See notes to financial statements.

     PROSPECT CAPITAL CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS
(in 000s, except share data)
(Unaudited)

	Nine Months Ended
	March 31, 2007	March 31, 2006(1)

Increase in Net Assets from Operations:
Net investment income	$14,782	$5,582
Net realized gain (loss) on investments	1,949	(18)
Net change in unrealized appreciation (depreciation) on investments	(4,851)	1,392
Net Increase in Net Assets Resulting from Operations	11,880	6,956

Dividends to Shareholders:	(19,790)	(5,502)

Capital Share Transactions:
Net proceeds from shares sold	197,557	—
Less offering costs of public share offerings	(869)	71
Reinvestment of dividends	4,719	110
Net Increase in Net Assets Resulting from Capital Share Transactions	201,407	181

Total Increase in Net Assets:	193,497	1,635
Net assets at beginning of period	108,270	102,967
Net Assets at End of Period	$301,767	$104,602

Capital Share Activity:
Shares sold	12,526,650	—
Shares issued through reinvestment of dividends	282,708	6,840
Net increase in capital share activity	12,809,358	6,840
Shares outstanding at beginning of period	7,069,873	7,055,100

Shares Outstanding at End of Period	19,879,231	7,061,940
____________________

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
STATEMENTS OF CASH FLOWS
(in 000s, except share data)
(Unaudited)

	Nine Months Ended
	March 31, 2007	March 31, 2006(1)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,880	$6,956
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net change in unrealized appreciation (depreciation) on investments	4,851	(1,392)
Net realized gain (loss) on investments	(1,949)	—
Accretion of original issue discount on investments	(1,436)	(487)
Amortization of deferred financing costs	836	—
Change in operating assets and liabilities:
Purchases of investments	(106,846)	(1,414,857)
Sales of investments	28,096	1,413,456
Net investments in money market funds	(97,976)	(7,095)
Increase in interest receivable	(329)	(173)
Increase in dividends receivable	(435)	—
Increase in loan principal receivable	(119)	—
Decrease in receivable for securities sold	369	—
Increase in other receivable	(254)	—
Decrease in due from Gas Solutions Holdings, Inc.	—	201
Decrease (increase) in due from Prospect Administration	28	(28)
Decrease (increase) in due from Prospect Capital Management	5	(5)
Increase in prepaid expenses	(86)	(98)
Decrease in deferred offering costs	32	—
Increase in payable for securities purchased	1,666	—
Increase in due to Prospect Administration	286	—
Increase in due to Prospect Capital Management	2,723	531
Increase (decrease) in accrued expenses	3	(56)
Increase in other current liabilities	442	63
	(158,213)	(2,984)
Net Cash Used In Operating Activities

Cash Flows from Financing Activities:
Borrowings under credit facility	(28,500)	—
Net proceeds from issuance of common stock	197,557	—
Increase in deferred financing costs	(868)	(222)
Offering costs from issuance of common stock	(869)	71
Dividends declared and paid	(15,071)	(5,392)

Net Cash Provided By (Used In) Financing Activities	152,249	(5,543)

Net Increase (Decrease) in Cash	(5,964)	(8,527)
Cash, beginning of period	—	9,587

Cash (Bank Overdraft), End of Period	$(5,964)	$1,060

Cash Paid For Interest	$526	$—

Non-Cash Financing Activity:
Shares issued in connection with dividend reinvestment plan	$4,719	$110
____________________

(1)	Certain amounts have been reclassified to conform to the current period’s presentation.

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2007
(in 000s except share amounts)
(Unaudited)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Asets

Control Investments (25.00% or greater of voting control)

Advantage Oilfield Group Ltd.	Alberta, Canada/
	Construction
	Services
Common shares, Class A		33	$219	$219	0.1%
Senior secured note, 15.00%
due 5/30/2009(3)		$17,321	16,867	16,867	5.6%

Total			17,086	17,086	5.7%

Gas Solutions Holdings, Inc.(4)	Texas/Gas
	Gathering and
	Processing
Common shares		100	4,882	19,500	6.5%
Subordinated secured note, 18.00%
due 12/22/2011		$18,400	18,400	18,400	6.1%

Total			23,282	37,900	12.6%

Genesis Coal Corp.	Kentucky/
	Mining and Coal
	Production
Common Stock		60	10	1	0.0%
Warrants, preferred shares,
expiring 2/9/2016		1,000	33	1	0.0%
Senior secured note, 16.40%(10)
due 12/31/2010		$12,786	12,646	9,805	3.2%

Total			12,689	9,807	3.2%

NRG Manufacturing, Inc.	Texas/
	Manufacturing
Common shares		800	2,316	4,596	1.5%
Senior secured note, 16.50%(5)
due 8/31/2013		$10,080	10,080	10,080	3.3%

Total			12,396	14,676	4.8%

Whymore Coal Company, Inc.(6)	Kentucky/
	Mining and Coal
	Production
Equity ownership		Various	98	1	0.0%
Senior secured note, 16.03%(7)
due 12/31/2010		$10,644	$10,644	$5,900	2.0%

Total			10,742	5,901	2.0%

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2007
(in 000s except share amounts)
(Unaudited)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Asets

Worcester Energy Company, Inc.(8)	Maine/Biomass
	Power
Equity ownership		Various	2	1	0.0%
Senior secured note, 12.50%
due 12/31/2012		$25,089	24,897	24,897	8.2%

Total			24,899	24,898	8.2%

Total Control Investments			101,094	110,268	36.5%

Affiliate Investments (5.00% to 24.99% of voting control)

Appalachian Energy Holdings LLC(9)	West Virginia/
	Construction
	Services
Series A preferred shares		200	63	63	0.0%
Warrants, expiring 2/14/2016		6,065	348	348	0.1%
Senior secured note, 14.00%, 3.00%
PIK due 1/31/2011		$5,380	5,175	5,175	1.7%

Total			5,586	5,586	1.8%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/
	Production
	services
Common shares		93	268	268	0.1%
Senior secured note, 15.00%
due 4/19/2009		$9,250	8,897	8,897	3.0%

Total			9,165	9,165	3.1%

Total Affiliate Investments			14,751	14,751	4.9%

Non-Control/Non-Affiliate Investments (less than 5.00% of voting control)

Arctic Acquisition Corp.(11)	Texas/
	Production
	services
Warrants, common shares,
expiring 7/19/2012		596,251	507	507	0.2%
Warrants, Series A redeemable
preferred shares, expiring 7/19/2012		1,054	$507	$507	0.2%
Senior secured note, 13.00%
due 6/15/2009		$11,507	10,768	10,768	3.5%

Total			11,782	11,782	3.9%

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2007
(in 000s except share amounts)
(Unaudited)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Asets

C&J Cladding LLC	Texas/Metal
	Services
Warrants, common shares, expiring
3/30/2014		510	580	580	0.2%
Senior secured note, 14.00%(12)
due 3/31/2012		$6,000	5,240	5,240	1.7%

Total			5,820	5,820	1.9%

Central Illinois Energy, LLC	Illinois/
	Biofuels/
	Ethanol
Senior secured note, 15.35%(13)
due 3/31/2014		$8,000	8,000	8,000	2.7%

Charlevoix Energy Trading, LLC(14)	Michigan/
	Natural Gas
	Marketing
Senior secured note, 12.50%
due 3/31/2011		$4,840	4,782	4,782	1.6%

Conquest Cherokee, LLC(14)	Tennessee/Oil
	and Gas
	Production
Senior secured note, 13.00%(16)
due 5/5/2009		$10,200	10,028	10,028	3.3%

Evolution Petroleum Corp.(17)	Texas/Oil and
	Gas Production
Common shares, unregistered		139,926	20	318	0.1%

Jettco Marine Services LLC(14)	Louisiana/
	Shipping
Subordinated secured note, 12.00%(18),
plus 4.0% PIK due 12/31/2011		$6,604	6,482	6,482	2.1%

Miller Petroleum, Inc.	Tennessee/Oil
	and Gas
	Production
Warrants, expiring 5/4/2010 to
3/31/2012		1,115,776	$151	$21	0.0%

Stryker Energy, LLC(19)	Ohio/Oil and
	Gas Production
Subordinated revolving credit facility,
12.22%(20) due 11/30/2011		$24,000	23,694	23,694	7.9%

TLOGH, L.P.(19)	Texas/Oil and
	Gas Production
Senior secured note, 13.00%,
Due 10/23/2009		$15,500	15,297	15,297	5.1%

See notes to financial statements.

PROSPECT CAPITAL CORPORATION
SCHEDULE OF INVESTMENTS
March 31, 2007
(in 000s except share amounts)
(Unaudited)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Asets

Unity Virginia Holdings, LLC	Virginia/ Mining
	and Coal
	Production
Subordinated secured note, 15.00%,
15.00% PIK due 1/31/2009		$3,580	3,827	10	0.0%

Total Non-Control/Non-Affiliate Investments			89,883	86,234	28.6%

Total Portfolio Investments			205,728	211,253	70.0%

Money Market Funds

Fidelity Institutional Money Market Funds
- Government Portfolio (Class I)		91,847,284	91,847	91,847	30.4%

First American Funds, Inc. - Prime
Obligations Fund (Class Y)		7,736,865	7,737	7,737	2.6%

Total Money Market Funds			99,584	99,584	33.0%

Total Investments			$305,312	$310,837	103.0%
____________________

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the board of directors of Prospect Energy (Note 2).

(3)	Prospect Energy has the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(4)	Gas Solutions Holdings, Inc. and NRG Manufacturing, Inc. are wholly-owned investments of Prospect Energy.

(5)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of December 31, 2006.

(6)	There are several entities involved in the Whymore investment. The senior secured debt is with C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Energy. Prospect Energy owns 10,000 shares of common stock of C&A (100% ownership), 10,000 shares of common stock of E&L (100% ownership), and 4,900 shares of common stock of Whymore (49% ownership). Prospect Energy owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Prospect Energy retains an option to purchase the remaining 51% of Whymore. As of December 31, 2006, the Board of Directors of Prospect Energy assessed a fair value of $0 for all of these equity positions.

(7)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of December 31, 2006.

(8)	There are several entities involved in the Worcester investment. Prospect Energy owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. Prospect Energy also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Energy also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Energy also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued by Prospect Energy. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations.

(9)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Energy owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

See notes to financial statements.

(10)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of December 31, 2006.

(11)	The Portfolio Investment does business as Cougar Pressure Control.

(12)	Interest rate is LIBOR plus 10.0%; rate reflected is as of December 31, 2006.

(13)	Prospect Energy has a net profits interest in the Portfolio Investment.

(14)	Prospect Energy has an overriding royalty interest and net profits interest in the Portfolio Investment.

(15)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of December 31, 2006.

(16)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of December 31, 2006.

(17)	Formerly known as Natural Gas Systems, Inc.

(18)	Interest rate is the greater of 12.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of December 31, 2006.

(19)	Prospect Energy has an overriding royalty interest in Portfolio Investment.

(20)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of December 31, 2006.

See notes to financial statements.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
June 30, 2006
(in 000s except share amounts)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Assets

Control Investments (25.00% or greater
of voting control)

Gas Solutions Holdings, Inc.(3)	Texas/Gas
	Gathering and
	Processing
Common shares		100	$4,875	$14,700	13.6%
Subordinated secured note, 18.00%
due 12/22/2011		$18,400	18,400	18,400	17.0%
Total			23,275	33,100	30.6%

Worcester Energy Company, Inc.(4)	Maine/Biomass
	Power
Equity ownership		Various	—	1	0.0%
Senior secured note, 12.50%
due 12/31/2012		$20,338	16,484	16,484	15.2%
Total			16,484	16,485	15.2%

Total Control Investments			39,759	49,585	45.8%

Affiliate Investments (5.00% to 24.99%
of voting control)

Advantage Oilfield Group Ltd.	Alberta, Canada/
	Construction
	Services
Common shares, Class A		30	173	173	0.2%
Senior secured note, 15.00%
due 5/30/2009(5)		$16,500	15,926	15,926	14.7%
Total			16,099	16,099	14.9%

Appalachian Energy Holdings LLC(6)	West Virginia/
	Construction
	Services
Series A preferred shares		200	35	35	0.0%
Warrants, expiring 2/14/2016		6,065	348	348	0.3%
Senior secured note, 14.00%, 3.00%
PIK due 1/31/2011		$3,000	2,760	2,760	2.5%
Total			3,143	3,143	2.8%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/
	Production
	Services
Common shares		93	$268	$268	0.2%
Senior secured note, 15.00%
due 4/19/2009		$6,250	5,819	5,819	5.4%
Total			6,087	6,087	5.6%

Total Affiliate Investments			25,329	25,329	23.3%

See notes to financial statements.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
June 30, 2006
(in 000s except share amounts)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Assets

Non-Control/Non-Affiliate Investments
(less than 5.00% of voting control)

Arctic Acquisition Corp.	Texas/
	Production
	Services
Warrants, common shares, expiring
7/19/2012		596,251	507	507	0.5%
Warrants, Series A redeemable
preferred shares, expiring 7/19/2012		1,054	507	507	0.5%
Senior secured note, 13.00%
due 6/15/2009		$9,099	8,082	8,082	7.5%
Total			9,096	9,096	8.5%

Central Illinois Energy, LLC	Illinois/
	Biofuels/
	Ethanol
Senior secured note, 15.50%(7)
due 3/31/2014		$8,000	8,000	8,000	7.4%

Charlevoix Energy Trading, LLC	Michigan/
	Natural Gas
	Marketing
Senior secured note, 12.50%
due 3/31/2011		$5,500	5,422	5,422	5.0%

Conquest Cherokee, LLC	Tennessee/Oil
	and Gas
	Production
Senior secured note, 13.24%(8)
due 5/5/2009		$3,500	3,434	3,434	3.2%

Genesis Coal Corp.	Kentucky/
	Mining and Coal
	Production
Warrants, preferred shares, expiring
2/9/2016		1,000	$33	$33	0.0%
Senior secured note, 15.89%(9)
due 12/31/2010		$6,925	6,734	6,734	6.2%
Total			6,767	6,767	6.2%

Miller Petroleum, Inc.	Tennessee/Oil
	and Gas
	Production
Warrants, expiring 5/4/2010 through
6/30/2011		842,527	150	150	0.1%

Natural Gas Systems, Inc.	Texas/Oil and
	Gas Production
Common shares, registered		732,528	164	2,124	2.0%
Common shares, unregistered		139,926	20	345	0.3%
Total			184	2,469	2.3%

See notes to financial statements.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
June 30, 2006
(in 000s except share amounts)

Portfolio Investments(1)	Locale/Industry	Par Value/ Shares	Cost	Fair Value(2)	% of Net Assets

Stryker Energy II, LLC(10)	Ohio/Oil and Gas
	Production
Preferred stock		350	1,470	1,470	1.4%
Senior secured note, 13.32%
due 4/8/2010		$13,330	13,139	13,138	12.1%
Total			14,609	14,608	13.5%

Unity Virginia Holdings, LLC	Virginia/ Mining
	and Coal
	Production
Subordinated secured note, 15.00%,
15.00% PIK due 1/31/2009		$3,580	3,529	2,754	2.5%

Whymore Coal Company, Inc.(11)	Kentucky/
	Mining and Coal
	Production
Preferred shares, convertible, Series A		4,285	$—	$1	0.0%
Senior secured note, 16.59%(12)
due 12/31/2010		$7,425	7,314	6,354	5.9%
Total			7,314	6,355	5.9%

Total Non-Control/Non-Affiliate Investments			58,505	59,055	54.6%

Total Portfolio Investments			123,593	133,969	123.7%

Money Market Fund
First American Funds, Inc. – Prime		1,607,893	$1,608	$1,608	1.5%
Obligations Fund (Class Y)

Total Investments			$125,201	$135,577	125.2%
____________________

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the board of directors of Prospect Energy (Note 2).

(3)	Gas Solutions Holdings, Inc. is a wholly-owned investment of Prospect Energy.

(4)	There are several entities involved in the Worcester investment. Prospect Energy owns 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”) representing 100%. WEHI, in turn, owns 51 membership certificates in Biochips LLC, which represents 51% ownership. Prospect Energy also owns 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% ownership. Prospect Energy also owns 1,665 shares of common stock in Worcester Energy Partners, Inc. (“WEPI”), which represents 51% ownership. Prospect Energy also owns 1,000 of series A convertible preferred shares in WEPI. WECO, WEPI and Biochips LLC are joint borrowers on the term note issued by Prospect Energy. WEPI owns the equipment and operates the biomass generation facility. Biochips LLC currently has no material operations.

(5)	Prospect Energy has the right to purchase 184 shares of Class A common shares at a purchase price of $1.00 per share in the event of a default under the credit agreement.

(6)	There are several entities involved in the Appalachian Energy Holdings (“Appalachian Energy”) investment. Prospect Energy owns 100 shares of Class A common stock of AEH Investment Corp. (“AEH”), 200 shares of Series A preferred stock of AEH and 6,065 warrants, expiring 2/14/2016 to purchase Class A common stock. The senior secured note is with C & S Operating LLC and East Cumberland L.L.C., both operating companies owned by Appalachian Energy Holdings LLC. AEH owns Appalachian Energy.

See notes to financial statements.

(7)	Interest rate is LIBOR plus 10.0%; rate reflected is as of June 30, 2006.

(8)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of June 30, 2006.

(9)	Interest rate is the greater of 15.0% or 6-Month LIBOR plus 11.0%; rate reflected is as of June 30, 2006.

(10)	Prospect Energy owns 100 shares of common stock in PEH Stryker, Inc. (“PEH Stryker”), which represents 100%. PEH Stryker holds 350 non-voting Class A preferred units in Stryker Energy II, LLC (“Stryker II”), which represents a 35% interest. Stryker II is the borrower on the term note issued by Prospect Energy. Prospect Energy also holds one warrant expiring 4/18/2025 for anti-dilution purposes.

(11)	There are several entities involved in the Whymore investment. The senior secured debt is with C&A Construction, Inc. (“C&A”), which owns the equipment. E&L Construction, Inc. (“E&L”) leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Whymore Coal Company, Inc. (“Whymore”) applies for and holds permits on behalf of E&L. Whymore and E&L are guarantors under the C&A credit agreement with Prospect Energy. Prospect Energy owns 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore.

(12)	Interest rate is the greater of 15.0% or 5-Year US Treasury Note plus 11.5%; rate reflected is as of June 30, 2006.

See notes to financial statements.

Note 1. Organization

     Prospect Capital Corporation (“Prospect Capital” or the “Company”), formerly known as Prospect Energy Corporation, a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). On July 27, 2004, the Company completed its initial public offering (“IPO”) and sold 7,000,000 shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. Since the IPO, the Company has had an exercise of an over-allotment option with respect to the IPO on August 27, 2004, a public offering on August 10, 2006, and subsequent exercise of an over-allotment option on August 28, 2006. On December 13, 2006, the Company priced a public offering of 6,000,000 shares of common stock at $17.70 per share, raising $106,200 in gross proceeds as well as an additional 810,000 shares of common stock at $17.70 per share raising $14,337 in gross proceeds in the exercise of an over-allotment option on January 11, 2007. The Company expects to use the net proceeds of its recent equity offering to fund investments in portfolio companies and for general corporate purposes.

     Prospect Capital focuses primarily on investments in energy companies and will invest, under normal circumstances, at least 80% of its net assets (including the amount of any borrowings for investment purposes) in these companies. Prospect Capital concentrates on making investments in energy companies having annual revenues of less than $250,000 and in transaction sizes of less than $30,000. In most cases, these companies are privately held or have thinly traded public equity securities. From time to time, the Company will not hold at least 80% of its net assets in energy companies, especially immediately following a public offering of shares of its common stock.

Note 2. Significant Accounting Policies

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

     The statements include portfolio investments at fair value of $211,253 and $133,969 at March 31, 2007 and June 30, 2006, respectively. At March 31, 2007 and June 30, 2006, 70.0% and 123.7%, respectively, of the Company’s net assets represented portfolio investments whose fair values have been determined by the board of directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the board of directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

     Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 or 10 of Regulation S-X, as appropriate.

     The following are significant accounting policies consistently applied by Prospect Capital:

Investments:

a)	Security transactions are recorded on a trade-date basis.

b)	Valuation:

	1)	Investments for which market quotations are readily available are valued at such market quotations.

	2)	Short-term investments that mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities that mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

3)

It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process, which is under the direction of our Board of Directors.

The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

As part of the fair valuation process, the Audit Committee reviews the preliminary evaluations prepared by the independent valuation firm engaged by the Board of Directors. Management and the independent valuation firm respond to the preliminary evaluation to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation process. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

	4)	The Financial Accounting Standards Board (“FASB”) has recently issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“FAS 157”). This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 does not become effective until November 2007 and is not expected to have a material effect on the financial statements.

c)	Realized gains or losses on the sale of investments are calculated using the specific identification method.

d)	Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

e)	Dividend income is recorded on the ex-dividend date.

f)	Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of March 31, 2007 and March 31, 2006, less than 0.01% and none, respectively of the Company’s net assets are in non-accrual status.

g)	The Company includes Net Profits Interest, Prepayment Penalties not related to loans, Deal Deposit Income and Overriding Royalty Interests as Other Income on the Statement of Operations.

Federal and State Income Taxes:

     Prospect Capital has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

     If the Company does not distribute (or is not deemed to have distributed) at least 98% of its annual taxable income in the year earned, the Company will generally be required to pay an excise tax equal to 4% of the amount by which 98% of the Company’s annual taxable income exceeds the distributions from such taxable income for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

     In July 2006, the FASB issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, which establishes that a tax position taken or expected to be taken in a tax return is to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not believe that the adoption of FIN 48 will have a material impact on our results of operations or our financial position.

Dividends and Distributions:

     Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the board of directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Consolidation:

     As an investment company, Prospect Capital only consolidates subsidiaries that are also investment companies. At March 31, 2007 and at March 31, 2006, Prospect Capital did not have any consolidated subsidiaries.

     In September 2006, the FASB cleared the AICPA Statement of Position No. 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”) for issuance. SOP 07-1 addresses whether the accounting principles of the AICPA Audit and Accounting Guide Investment Companies may be applied to an entity by clarifying the definition of an investment company and whether those accounting principles may be retained by a parent company in consolidation or by and investor in the application method of accounting. SOP 07-1 applies to the later of (1) reporting periods beginning on or after December 15, 2007 or (2) the first permitted early adoption date of the FASB’s fair value option statement. The adoption of SOP 07-1 is not expected to have a material impact on our combined financial statements.

Financing Costs:

     The Company records origination expenses related to its credit facility as prepaid assets. These expenses are deferred and amortized as part of interest expense using the straight-line method over the stated life of the facility.

     The Company records registration expenses related to Shelf filings as prepaid assets. These expenses are charged as a reduction of capital upon utilization, in accordance with Section 8.24 of the AICPA Audit and Accounting Guide for Investment Companies.

Guarantees and Indemnification Agreements:

     The Company follows FASB Interpretation Number 45, “Guarantor’s” Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, for ability for the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 for further discussion of guarantees and indemnification agreements.

Per Share Information:

     Basic earnings per common share are calculated using the weighted average number of common shares outstanding for the period presented.

Note 3. Portfolio Investments

     At March 31, 2007, approximately 70.0% of our net assets or about $211,253 was invested in nineteen long-term portfolio investments and 33.0% of our net assets was invested in money market funds. The remainder (3.0%) of our net assets represented liabilities in excess of other assets. At March 31, 2006, approximately 89.5% of our net assets or about $93,560 was invested in nine long-term portfolio investments and 10.2% of our net assets was invested in money market funds and other short-term investments with the remaining 0.3% representing other assets in excess of liabilities. Prospect Capital is a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person. The Company owns a controlling interest in Advantage Oilfield Group, Ltd. (“AOG”), Gas Solutions Holdings, Inc. (“GSHI”), Genesis Coal Corp. (“Genesis”), NRG Manufacturing, Inc. (“NRG”), Worcester Energy Company, Inc. (“WECO”) and Whymore Coal Company (“Whymore”). The Company also owns an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”) and Iron Horse Coiled Tubing, Inc. (“Iron Horse”). The Company has no other controlled or affiliated investments. At March 31, 2006 the Company held a controlling interest in GSHI and WECO and had no other controlled or affiliated investments.

     GSHI has indemnified Prospect Capital against any legal action arising from its investment in Gas Solutions, LP. Prospect Capital has incurred approximately $1,753 in fees associated with a legal action through March 31, 2007, and GSHI has reimbursed Prospect Capital the entire amount. Of the $1,753 reimbursement, $15 and $129 is reflected as Dividend income, Controlled entities on the accompanying statement of operations for the three months ended March 31, 2007 and March 31, 2006, respectively, and $136 and $772 for the nine months ended March 31, 2007 and March 31, 2006, respectively,

     Debt placements and interests in non-voting equity securities with an original cost basis of approximately $19,699 and $106,846 were acquired during the three and nine months ended March 31, 2007, respectively. Debt repayments and sales of equity securities with an original cost basis of approximately $7,731 and $26,148 were disposed during the three and nine months ended March 31, 2007, respectively. Debt placements and interests in non-voting equity securities with an original cost basis of approximately $14,832 and $40,121 were acquired during the three and nine months ended March 31, 2006, respectively. Debt repayments and sales of equity securities with an original cost basis of approximately $0 and $3,470 were disposed of during the three and nine months ended March 31, 2006, respectively.

     During the last six months, coal prices for Central Appalachian coal softened and have recovered only slightly due to mild winter weather and utility inventory surpluses. Marginal spot prices for coal have fallen to below operating costs for many of the smaller coal producers in that region. Genesis has a firm coal sales contract valid through all of 2007 with fixed pricing above both current spot market levels and operating costs. Genesis continues to sell coal under that contract. Whymore currently is selling coal on a spot basis to industrial users, which pay above the average utility spot price. These industrial customers are paying above Whymore’s operating costs, as well. Unity is currently not operating. While both Genesis and Whymore are not free of market risk and the risk of loss of capital due to these market conditions, cost cutting and revenue enhancing efforts at the companies, recent upward movements in demand and pricing due to colder weather in late winter, and production cuts at other producers may help to improve Genesis’ and Whymore’s operating margins. We are looking at opportunities to take advantage of the current depressed pricing environment through acquisitions at favorable prices.

     With respect to Unity, discussions are underway between Unity, Prospect Capital, the second lien holder, and Texas Capital, the senior lender whose exposure has been reduced to $1.35 million, and Unity regarding liquifying the last remaining saleable property in the collateral package which consists of land, coal inventory, and the refuse area. According to Unity, the sale could yield up to $195,000. Prospect Capital believes that Unity principals would then have to pay off the remaining debt to Texas Capital, making Prospect Capital the senior most secured lender. Prospect Capital has declined a buyout offer from Unity principals for a nominal amount.

     From time to time, the Company provides guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. Currently, guarantees are outstanding only for two portfolio companies categorized as Control Investments, which are not deemed by management to be material individually or in the aggregate.

Note 4. Organizational and Offering Expenses

     A portion of the net proceeds of our initial public offering and the subsequent exercise of the over-allotment option was used for organizational and offering expenses of approximately $125 and $1,386, respectively. Organizational expenses were expensed as incurred. Offering expenses were charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Prospect Capital.

     A portion of the net proceeds of our August secondary offering and the subsequent exercise of the over-allotment option was used for offering expenses of approximately $594. A portion of the net proceeds of our December secondary offering and the subsequent exercise of the over-allotment option in January 2007 was used for offering expenses of approximately $275. Offering expenses were charged against paid-in capital in excess of par. All offering expenses were borne by Prospect Capital.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

     Prospect Capital has entered into an investment advisory and management agreement with Prospect Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of Prospect Capital’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect Capital. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

     Prospect Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from Prospect Capital, consisting of two components--a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect Capital’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Capital’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect Capital’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Capital’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated. The total base management fees earned by and paid to Prospect Management during the three months ended March 31, 2007 and March 31, 2006 were $1,531 and $521, respectively, and during the nine months ended March 31, 2007 and March 31, 2006 were $3,715 and $1,554, respectively.

     The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Capital’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Capital receives from portfolio companies) accrued during the calendar quarter, minus Prospect Capital’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Capital’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). Previously, our Investment Adviser had voluntarily agreed that for each fiscal quarter from January 1, 2005 to March 31, 2007, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of 25.0% of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) has been terminated by the Investment Adviser for the June 30, 2007, quarter and beyond.

     The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect Capital pays the Investment Adviser an income incentive fee with respect to Prospect Capital’s pre-incentive fee net investment income in each calendar quarter as follows:

  no incentive fee in any calendar quarter in which Prospect Capital’s pre-incentive fee net investment income does not exceed the hurdle rate;

  100.00% of Prospect Capital’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  20.00% of the amount of Prospect Capital’s pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

     These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

     The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of Prospect Capital’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Capital calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Capital’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

     $1,754 and $533 income incentive fees were earned for the three months ended March 31, 2007 and March 31, 2006, respectively, and $3,695 and $1,041 income incentive fees were earned for the nine months ended March 31, 2007 and March 31, 2006, respectively. No capital gains incentive fees were earned were earned for the three or nine months ended March 31, 2007 and March 31, 2006.

Administration Agreement

     Prospect Capital has also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect Capital. For providing these services, Prospect Capital reimburses Prospect Administration for Prospect Capital’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

     The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for Prospect Capital.

     Prospect Administration, pursuant to the approval of our board of directors, has engaged Vastardis Fund Services LLC (“Vastardis”) to serve as the sub-administrator of Prospect Capital to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month-to-month basis at the rate of $25 annually, payable monthly. Under the sub-administration agreement, Vastardis provides Prospect Capital with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Capital as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, Vastardis also provides the service of William E. Vastardis as the Chief Financial Officer (“CFO”) of the Fund. This service was formerly provided at the rate of $225 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee with a $400 annual minimum, payable monthly. Vastardis does not provide any advice or recommendation relating to the securities and other assets that Prospect Capital should purchase, retain or sell or any other investment advisory services to Prospect Capital. Vastardis is responsible for the financial and other records that either Prospect Capital (or the Administrator on behalf of Prospect Capital) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission. In addition, Vastardis assists Prospect Capital in determining and publishing Prospect Capital’s net asset value, overseeing the preparation and filing of Prospect Capital’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Capital, and generally overseeing the payment of Prospect Capital’s expenses and the performance of administrative and professional services rendered to Prospect Capital by others.

     Under the sub-administration agreement, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or Prospect Capital for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and Prospect Capital. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Capital or the security holders of Prospect Capital) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Capital.

Managerial Assistance

     As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $193 and $392 in managerial assistance for the three and nine month periods ended March 31, 2007, respectively, and $71 and $148 for the three and nine month periods ended March 31, 2006, respectively. These fees are paid to the Administrator.

Note 6. Financial Highlights

	Three Months Ended Mar. 31, 2007 (Unaudited)	Three Months Ended Mar. 31, 2006 (Unaudited)	Nine Months Ended Mar. 31, 2007 (Unaudited)	Nine Months Ended Mar. 31, 2006 (Unaudited)

Per Share Data(1):
Net asset value at beginning of period	$15.24	$14.69	$15.31	$14.59
Costs related to the initial public offering	—	—	—	0.01
Costs related to the secondary public offering	0.01	—	(0.06)	—
Share issuances related to dividend reinvestment	—	0.02	—	0.02
Net investment income	0.36	0.30	1.02	0.79
Realized gain	—	—	0.14	—
Net unrealized appreciation (depreciation)	(0.10)	0.10	(0.34)	0.18
Net increase in net assets as a result of secondary
public offering	0.06	—	0.27	—
Dividends declared and paid	(0.39)	(0.30)	(1.16)	(0.78)
Net asset value at end of period	$15.18	$14.81	$15.18	$14.81

Per share market value at end of period	$17.14	$16.44	$17.14	$16.44
Total return based on market value(2)	2.34%	11.08%	8.05%	37.35%
Total return based on net asset value(2)	1.88%	3.00%	6.19%	7.13%
Shares outstanding at end of period	19,879,231	7,061,940	19,879,231	7,061,940
Average weighted shares outstanding for period	19,697,473	7,055,176	14,341,811	7,055,125

Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$301,767	$104,602	$301,767	$104,602
Annualized ratio of operating expenses to average
net assets	6.79%	7.27%	7.01%	6.96%
Annualized ratio of net operating income to average
net assets	9.23%	8.13%	9.36%	7.12%
____________________

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Capital’s dividend reinvestment plan. The total returns are not annualized.

Note 7. Litigation

     The Company is a defendant in two legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We continue to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

     On December 6, 2004, DGP served Prospect Capital with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Capital breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Capital’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint seeks relief not limited to $100,000. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Capital’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Capital’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P., against Prospect Capital Corporation. DGP has appealed this decision.

     On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This officer seeks economic reinstatement and other relief. On September 15, 2005, OSHA issued findings, including an order dismissing this complaint. The complainant has filed written objections to the order and had a hearing before an Administrative Law Judge on March 16, 2006. On May 5, 2006, the Administrative Law Judge issued a Decision and Order granting Summary Decision and dismissing the complaint, which the former officer has appealed. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is frivolous and without merit and intends to defend itself vigorously.

     From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

Note 8. Revolving Credit Agreement

     On February 21, 2006, Prospect Capital entered into a $20,000 senior secured revolving credit facility (the “Previous Credit Facility”) with Bank of Montreal as administrative agent and Harris Nesbitt Corp. as sole lead arranger and sole book runner. The Previous Credit Facility supplemented the Company’s equity capital and provided funding for additional portfolio investments. All amounts borrowed under the Previous Credit Facility would have matured, and all accrued and unpaid interest thereunder would have been due and payable within six months of the date of the borrowing. The Previous Credit Facility had a termination date of August 21, 2006. On May 11, 2006, the Previous Credit Facility was increased to $30,000.

     On July 26, 2006, we closed a $50,000 revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing the $30,000 Previous Credit Facility. This Facility was used, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility is charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases.

     As of March 31, 2007 and March 31, 2006, we had no amounts drawn down on the Facility.

Note 9. Subsequent Event

     On April 12, 2007, Prospect Capital provided acquisition and growth financing of approximately $12.2 million to ESA Environmental Specialists, Inc. ("ESA"), located in Charlotte, North Carolina. Prospect Capital’s investment is in the form of a senior secured debt instrument with a first lien on all assets of ESA, including receivables and real estate. Prospect Capital has received a significant equity ownership in ESA as part of its investment.

Note 10. Selected Quarterly Financial Data (unaudited) (in thousands except per share amounts)

	Investment Income		Net Investment Income (Loss)			Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations

Quarter Ended	Total	Per Share*	Total	Per Share*		Total	Per Share*	Total	Per Share*
September 30, 2004	$266	$0.05	$(434)	$	(0.09)	$—	$—	$(434)	$(0.06)
December 31, 2004	2,946	0.42	1,228		0.17	(2)	—	1,226	0.17
March 31, 2005	2,202	0.31	444		0.06	414	0.06	858	0.12
June 30, 2005	2,679	0.38	1,173		0.17	5,928	0.84	7,101	1.01

September 30, 2005	3,109	0.44	1,415		0.20	58	0.01	1,473	0.21
December 31, 2005	3,935	0.56	2,040		0.29	488	0.07	2,528	0.36
March 31, 2006	4,026	0.57	2,126		0.30	829	0.12	2,955	0.42
June 30, 2006	5,799	0.82	2,977		0.42	2,963	0.42	5,940	0.84

September 30, 2006	6,432	0.65	3,274		0.33	690	0.07	3,964	0.40
December 31, 2006	8,171	0.60	4,493		0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015		0.36	(2,039)	(0.10)	4,976	0.25

* Per share amounts are calculated using weighted average shares during period.

Report of Independent Registered Public Accounting Firm

BDO SEIDMAN, LLP

Board of Directors and Stockholders
Prospect Energy Corporation
New York, NY

     We have audited the accompanying balance sheets of Prospect Energy Corporation as of June 30, 2006 and 2005, including the schedule of investments, and the related statements of operations, stockholders’ equity, and cash flows for the two years ended June 30, 2006 and 2005 and for the period from April 13, 2004 (inception) through June 30, 2004. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2006 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Energy Corporation at June 30, 2006 and 2005, and the results of its operations and its cash flows for the two years ended June 30, 2006 and 2005 and for the period from April 13, 2004 (inception) through June 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

     Also, in our opinion, the schedules present fairly, in all material respects, the information set forth therein.

     We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Prospect Energy Corporation’s internal control over financial reporting as of June 30, 2006, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Comission (COSO) and our report dated September 25, 2006 expressed an unqualified opinion thereon.

/s/ BDO Seidman LLP
New York, NY
September 25, 2006

     As of the end of the period covered by this report, Prospect Energy carried out an evaluation, under the supervision and with the participation of Prospect Energy’s management, including Prospect Energy’s chief executive officer and chief financial officer, of the effectiveness of the design and operation of Prospect Energy’s disclosure controls and procedures (as defined in Rule 13a-15 of the Securities Exchange Act of 1934 (the “1934 Act”)). Based on that evaluation, as of September 27, 2006, the chief executive officer and the chief financial officer have concluded that Prospect Energy’s current disclosure controls and procedures are effective in timely alerting them of material information relating to Prospect Energy that is required to be disclosed by Prospect Energy in the reports it files or submits under the 1934 Act.

Report of Management on Internal Control Over Financial Reporting

     Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2006. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

     Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2006 based upon criteria in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2006 based on the criteria on Internal Control—Integrated Framework issued by COSO.

     Our management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2006 has been audited by BDO Seidman LLP, an independent registered public accounting firm, as stated in their report which appears herein.

     There have been no changes in Prospect Energy's internal control over financial reporting that occurred during the three months ended June 30, 2006 that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting.

Report of Independent Registered Public Accounting Firm on Internal Control Over Financial Reporting

Board of Directors and Stockholders
Prospect Energy Corporation
New York, New York

     We have audited management’s assessment, included in the accompanying Management’s Report on Internal Control Over Financial Reporting, that Prospect Energy Corporation (the “Company”) maintained effective internal control over financial reporting as of June 30, 2006, based on the criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting. Our responsibility is to express an opinion on management’s assessment and an opinion on the effectiveness of the Company’s internal control over financial reporting based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, evaluating management’s assessment, testing and evaluating the design and operating effectiveness of internal control, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

     A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

     Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

     In our opinion, management’s assessment that Prospect Energy Corporation maintained effective internal control over financial reporting as of June 30, 2006, is fairly stated, in all material respects, based on the criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Also in our opinion, Prospect Energy Corporation maintained, in all material respects, effective internal control over financial reporting as of June 30, 2006, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

     We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the balance sheets of Prospect Energy Corporation as of June 30, 2006 and 2005, including the schedule of investments and the related statements of operations, stockholders’ equity, and cash flows for the two years ended June 30, 2006 and 2005 and for the period from April 13, 2004 (inception) through June 30, 2004, and our report dated September 25, 2006 expressed an unqualified opinion.

     /s/ BDO Seidman, LLP
     New York, New York
     September 25, 2006

PROSPECT ENERGY CORPORATION
BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2006	June 30, 2005(1)

Assets
Investments at fair value (cost - $125,201 and $87,524, respectively, Note 3)
Investment in controlled entity at fair value (cost - $39,759 and $23,327, respectively)	$49,585	$29,500
Investments in affiliated entities, at fair value (cost - $25,329 and $-, respectively)	25,329	—
Investments in uncontrolled and unaffiliated entities at fair value
(cost - $60,113 and $64,197, respectively)	60,663	64,366
Total investments at fair value	135,577	93,866
Cash held in segregated account (Note 3)	—	9,587
Accrued interest and dividend receivable	1,652	206
Loan principal receivable	385	—
Due from Gas Solutions Holdings, Inc. (Note 3)	—	201
Due from Prospect Capital Management, LLC (Note 5)	5	—
Due from Prospect Administration, LLC (Note 5)	28	—
Due from broker	369	—
Prepaid expenses	77	49
Deferred financing fees	355	—
Deferred offering costs	32	—
Total assets	$138,480	$103,909

Liabilities
Credit facility payable	$28,500	$—
Accrued liabilities	843	818
Due to Prospect Capital Management, LLC (Note 5)	745	77
Other current liabilities	122	47

Total liabilities	30,210	942
Commitments and contingencies (Notes 3 and 7)
Stockholders’ equity (Notes 1, 4 and 6)
Common stock, par value $.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively,
7,069,873 and 7,055,100 issued and outstanding, respectively)	7	7
Paid-in capital in excess of par	97,266	96,955
Undistributed (distributions in excess of) net investment income	319	(335)
Realized gain (loss)	301	(2)
Net unrealized appreciation	10,377	6,342

Total stockholders’ equity	108,270	102,967

Total liabilities and stockholders’ equity	$138,480	$103,909

Net asset value per share	$15.31	$14.59
____________________

(1)     Certain amounts have been reclassified to conform to the current period’s presentation

See notes to financial statements.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
(in thousands, except share amounts)
June 30, 2006

Portfolio Investments(1)	Locale/Industry	Pricipal Amount/ Shares	Cost	Fair Value(2)	% of Net Asets

Controlled Entities

Gas Solutions Holdings, Inc.(3)	Texas/Gas gathering
	and processing
— Common shares		100	$4,875	$14,700	13.6%
— Subordinated secured note, 18.00% due 12/23/2011		$18,400	18,400	18,400	17.0%
Total			23,275	33,100	30.6%

	Maine/Wood
Worcester Energy Company, Inc.	processing and
	biomass power
	generation
— Common shares		282	—	—	—
— Preferred stock, Convertible, Series A		1,000	—	1	—
— Senior secured note, 12.50% due 1/31/2012		$16,721	16,484	16,484	15.2%
Total			16,484	16,485	15.2%

Total Controlled Entities			39,759	49,585	45.8%

Affiliated Entities

Advantage Oilfield Group, Ltd.	Alberta, Canada/
	Pipeline and
	Facility construction
— Common shares		30	173	173	0.2%
— Senior secured note, 15.00% due 5/30/2009		$16,500	15,926	15,926	14.7%
Total			16,099	16,099	14.9%

Appalachian Energy Holdings, LLC	West Virginia/Energy
	Construction services
— Preferred equity interest		200	35	35	—
— Warrants, Preferred equity interest, Expiring 2/14/16		6,065	348	348	0.3%
— Senior secured note, 14.00%, 3.00% PIK, due 1/31/2011		$3,000	2,760	2,760	2.6%
Total			3,143	3,143	2.9%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/
	Coiled tubing
	Services
— Common shares		93	268	268	0.2%
— Senior secured note, 15.00% due 4/19/2009		$6,250	5,819	5,819	5.4%
Total			6,087	6,087	5.6%

Total Affiliated Entities			25,329	25,329	23.4%

Uncontrolled and Unaffiliated Entities

Arctic Acquisition Corporation	Texas/Oilfield services
— Warrants, Common Shares, Expiring 7/19/2012		596,251	$507	$507	0.5%
— Warrants, Preferred Shares, Expiring 7/19/2012		1,054	507	507	0.5%
— Senior secured note, 13.00% due 6/15/2009		$9,009	8,082	8,082	7.5%
Total			9,096	9,096	8.5%

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
(in thousands, except share amounts)
June 30, 2006 (continued)

Portfolio Investments(1)	Locale/Industry	Principal Amount/ Shares	Cost	Fair Value(2)	% of Net Asets

Central Illinois Energy, LLC	Illinois/Ethanol
— Senior secured note, 10.00% plus LIBOR, due 3/31/2014		$8,000	8,000	8,000	7.4%

Charlevoix Energy Trading, LLC	Michigan/Natural gas
	marketing
— Senior secured note, 12.50% due 3/31/2011		$5,500	5,422	5,422	5.0%

Conquest Cherokee, LLC	Tennessee/Oil and
	gas production	$3,500	3,434	3,434	3.2%
— Senior secured note, 13.00% due 5/5/2009

Genesis Coal Corporation	Kentucky/Coal
	Production
— Warrants, Preferred Shares, Expiring 1/31/2006		1,000	33	33	—
— Senior secured note, 15.86% due 12/31/2010		$6,925	6,734	6,734	6.2%
Total			6,767	6,767	6.2%

Miller Petroleum, Inc.	Tennessee/Oil and
	gas production
— Warrants Expiring 5/4/2010		630,000	150	150	0.1%
— Warrants Expiring 12/31/2010		30,361	—	—	—
— Warrants Expiring 1/31/2011		30,361	—	—	—
— Warrants Expiring 2/28/2011		30,361	—	—	—
— Warrants Expiring 3/31/2011		30,361	—	—	—
— Warrants Expiring 4/30/2011		30,361	—	—	—
— Warrants Expiring 5/31/2011		30,361	—	—	—
— Warrants Expiring 6/30/2011		30,361	—	—	—
Total			150	150	0.1%

— Common shares, Registered		732,528	164	2,124	2.0%
— Common shares, Unregistered		139,926	20	345	0.3%
Total			184	2,469	2.3%

Stryker Energy II, LLC	Ohio/Oil and
	gas production
— Preferred units		350	$1,470	$1,470	1.4%
— Senior secured note, 13.32% due 4/8/2010		$13,330	13,139	13,138	12.1%
Total			14,609	14,608	13.5%

Unity Virginia Holdings, LLC	Virginia/Coal
	production
— Subordinated secured note, 15.00%, 15.00% PIK due
1/31/2009		$3,580	3,529	2,754	2.5%

Whymore Coal Company	Kentucky/Coal
	production
— Preferred shares, Convertible, Series A		1,000	—	123	—
— Senior secured note, 15.00% due 3/31/2009		$7,008	7,314	6,354	5.9%
Total			7,314	6,355	5.9%

Total Portfolio Investments			123,593	133,969	123.7%

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
(in thousands, except share amounts)
June 30, 2006 (continued)

Portfolio Investments(1)	Locale/ Industry	Principal Amount/ Shares	Cost	Fair Value(2)	% of Net Assets

Money Market Fund		Shares
First American Prime Obligation Fund (Class Y)		1,607,893	1,608	1,608	1.5%
Total Uncontrolled and Unaffiliated Entities			60,113	60.663	56.1%
Total Investments at Fair Value			$125,201	$135,577	125.2%
____________________

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act”. These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the board of directors of Prospect Energy (Note 2).

(3)	Gas Solutions Holdings Inc. is a wholly owned investment of Prospect Energy.

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
(in thousands, except share amounts)
June 30, 2005

Portfolio Investments(1)	Locale/ Industry	Principal Amount/ Shares	Cost	Fair Value(2)	% of Net Assets

Controlled Entity

Gas Solutions Holdings, Inc.(3)	Texas/Gas gathering
	and processing
— Common shares		100	$4,927	$11,100	10.8%
— Subordinated secured note, 18.00% due 12/22/2011		$18,400	18,400	18,400	17.9%
Total			23,327	29,500	28.7%

Total Controlled Entity			23,327	29,500	28.7%

Uncontrolled and Unaffiliated Entities

Miller Petroleum, Inc.	Tennessee/Oil and
	gas production
— Warrants, Expiring 5/4/2010		630,000	$365	$365	0.4%
— Senior secured note, 12.50% due 8/21/2006		$3,150	2,730	2,778	2.7%
Total			3,095	3,143	3.1%

Natural Gas Systems, Inc.	Texas/Gas gathering
	and processing
— Warrants, Expiring 2/2/2010		1,000,000	210	175	0.2%
— Senior secured note, 14.00% due 2/3/2010		$4,000	3,729	3,746	3.6%
Total			3,939	3,921	3.8%

Stryker Energy II, LLC	Ohio/Oil and
	gas production
— Preferred units		350	1,470	1,470	1.4%
— Senior secured note, 14.12% due 4/8/2010		$8,330	8,177	8,177	8.0%
Total			9,647	9,663	9.4%

Unity Virginia Holdings, LLC	Virginia/Coal
	production
— Preferred shares, 100%, non-voting		1,00	585	585	0.6%
— Subordinated secured note, 17.65% due 1/31/2009		$3,315	3,210	3,210	3.1%
Total			3,795	3,795	3.7%

Whymore Coal	Kentucky/Coal
	production
— Preferred stock, Convertible, Series A		1,000	—	1	—
— Senior secured note, 15.00% due 3/31/2009		$4,885	4,885	4,885	4.7%
Total			4,885	5,008	4.8%

Total Portfolio Investments			48,688	55,030	53.5%

U.S. Government Securities	Yield to Maturity(4)
U.S. Treasury Bill due 7/7/2005	2.52%	$5,518	5,516	5,516	5.4%
U.S. Treasury Bill due 7/14/2005	2.49%	$9,514	9,505	9,505	9.2%
U.S. Treasury Bill due 7/21/2005	2.55%	$22,261	22,226	22,226	21.6%

Total U.S. Government Securities			37,247	37,247	36.2%

PROSPECT ENERGY CORPORATION
SCHEDULE OF INVESTMENTS
(in thousands, except share amounts)
June 30, 2005 (continued)

Portfolio Investments(1)	Locale/ Industry	Principal Amount/ Shares	Cost	Fair Value(2)	% of Net Assets

Money Market Fund		Shares
First American Prime Obligation Fund (Class Y)		1,587,854	1,589	1,589	1.5%
Total Uncontrolled and Unaffiliated Entities			64,197	64,366	62.5%
Total Investments at Fair Value			$87,524	$93,866	91.2%

See notes to financial statements.

____________________

(1)	The securities in which Prospect Energy has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of the board of directors of Prospect Energy (Note 2).

(3)	Gas Solutions Holdings Inc. is wholly owned and controlled investments of Prospect Energy.

(4)	Yield to maturity at time of purchase.

PROSPECT ENERGY CORPORATION
STATEMENTS OF OPERATIONS
(in thousands, except share and per share amounts)

	For the twelve months ended June 30, 2006	For the twelve months ended June 30, 2005	For the Period from April 13, 2004 (inception) through June 30, 2004

Investment income
Interest income
Interest income, uncontrolled and unaffiliated entities	$6,997	$1,882		$—
Interest income, controlled entities	4,810	2,704		—
Interest income, affiliated entities	560	—		—
Total interest income	12,367	4,586		—
Dividend income
Dividend income, controlled entities (Note 3)	3,099	3,151		—
Dividend income, uncontrolled and unaffiliated entities	502	284		—
Total dividend income	3,601	3,435		—
Other income	901	72		—

Total investment income	16,869	8,093		—

Operating expenses
Investment advisory fees:
Base management fee (Note 5)	2,082	1,808		—
Income incentive fee (Note 5)	1,786	—		—
Total Investment advisory fees	3,868	1,808		—
Interest expense and credit facility costs	642	—		—
Administration costs (Note 5)	310	266		—
Legal fees (Note 3)	1,835	2,575		—
Valuation services	193	42		—
Other professional fees	485	230		—
Insurance expense	365	325		—
Directors’ fees	220	220		—
Organizational costs (Note 4)	—	25		100
General and administrative expenses	393	191		—

Total operating costs	8,311	5,682		100

Net investment income (loss)	8,558	2,411		(100)

Net realized gain (loss)	303	(2)		—
Net unrealized appreciation	4,035	6,342		—
Net increase in stockholders’ equity resulting from operations	$12,896	8,751		$(100)
Basic and diluted net increase in stockholders equity per common share
resulting from operations (Note 6)	$1.83	1.24	$	N/A

See notes to financial statements.

PROSPECT ENERGY CORPORATION
STATEMENT OF STOCKHOLDERS’ EQUITY
(in thousands, except share and per share amounts)

	Common Stock		Paid in Capital in Excess of Par	Undistributed (Distributions in Excess of) Net Investment Income	Realized Gain (Loss)	Net Investment Application	Total Stockholders’ Equity

	Shares	Amount
Balance, April 13, 2004
(inception)	—	—	—	—	—	—	—
Issuance of common stock	100	—	$—	$1	—	—	$1
Net decrease in stockholders’					—
equity from operations for the
period from April 13, 2004
(inception) to June 30, 2004	—	—	—	(100)		—	(100)

Balance, June 30, 2004	100	$—	$1	(100)	—	—	(99)

Issuance of common stock from
public offering (net of
underwriting costs)	7,055,000	7	98,417	—	—	—	98,424
Offering Costs	—	—	(1,463)	—	—	—	(1,463)
Net increase in stockholders’
equity resulting from operations
for the year ended June 30, 2005	—	—	—	2,411	(2)	6,342	8,751
Dividends declared ($0.38 per
share) and paid to stockholders	—	—	—	(2,646)	—	—	(2,646)

Balance, June 30, 2005	7,055,100	7	96,955	(335)	(2)	6,342	102,967

Offering Costs	—	—	70	—	—	—	70
Net increase in stockholders’
equity resulting from operations
for the twelve months ended June
30, 2006	—	—	—	8,558	303	4,035	12,896
Dividends declared ($1.12 per
share) and paid to stockholders	—	—	—	(7,904)	—	—	(7,904)
Shares issued in connection with
dividend reinvestment	14,773		241	—	—	—	241

Balance, June 30, 2006	7,069,873	$7	$97,266	$319	$301	$10,377	$108,270

See notes to financial statements.

PROSPECT ENERGY CORPORATION
STATEMENTS OF CASH FLOWS
(in thousands)

	For the twelve months ended June 30, 2006	For the twelve months ended June 30, 2005	For the period from April 13, 2004 (inception) through June 30, 2004
Cash flows from operating activities:
Net increase in stockholders’ equity resulting from operations	$12,896	$8,751	$(100)
Adjustments to reconcile net increase in stockholders’ equity resulting from operations to net cash used in operating activities:
Net unrealized appreciation on investments	(4,035)	(6,342)	—
Amortization of loan origination fees	(910)	(72)	—
Change in operating assets and liabilities:			—
Purchases of investments	(1,757,247)	(701,558)	—
Sale / refinancing of investments	1,720,481	614,106	—
Increase in prepaid expenses	28	(49)	—
Increase in accrued interest receivable	(1,446)	(206)	—
Increase in loan principal receivable	(385)	—	—
Decrease (increase) in due from Gas Solutions Holdings, Inc.	201	(201)	—
Increase in due from Prospect Capital Management, LLC	(5)	—	—
Increase in due from Prospect Administration, LLC	(28)	—	—
Increase in due from broker	(369)	—	—
Increase in deferred financing fees	(355)	—	—
Increase in deferred offering costs	(32)	—	—
Increase in accrued liabilities	25	818	—
Increase in other current liabilities	75	47	—
Increase (decrease) in due to Prospect Capital Management, LLC	668	(23)	100
Net cash used in operating activities	(30,494)	(84,729)	—
Cash flows from financing activities:
Borrowings under credit facility	28,500	—	—
Net proceeds from the issuance of common stock	—	98,424	1
Offering costs from the issuance of common stock	70	(1,463)	—
Dividends declared and paid	(7,663)	(2,646)	—
Net cash (used in) provided by financing activities	20,907	94,315	1
Net (decrease) increase in cash	(9,587)	9,586	1
Cash, beginning of period	9,587	1	—
Cash, end of period	$—	$9,587	$1
Cash paid for interest	$422	$—	$—
Non-cash financing activity:
Shares issued in connection with dividend reinvestment plan	$241	$—	$—

See notes to financial statements.

Note 1. Organization

     Prospect Energy Corporation (“Prospect Energy” or the “Company”), a Maryland corporation, was organized on April 13, 2004 and is a closed-end investment company that has filed an election to be treated as a business development company under the Investment Act of 1940. On July 27, 2004, the Company completed its initial public offering and sold 7,000,000 shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. On August 27, 2004, an additional 55,000 shares were issued for a price of $15.00 per share, less underwriting discounts and commissions of $1.05 per share in connection with the exercise of an over-allotment option with respect to the offering.

     Prospect Energy Corporation focuses primarily on investments in private and microcap public companies. At June 30, 2006, approximately 123.7% of our net assets or about $134.0 million was invested in fifteen long-term portfolio investments and 1.5% of our net assets in a money market fund. The remaining (25.2%) of our net assets represented liabilities in excess of other assets. Prospect Energy is a non-diversified company within the meaning of the 1940 Act. Prospect Energy concentrates on making investments in companies having annual revenues of less than $250.0 million and in transaction sizes of less than $30.0 million. In most cases, these companies are privately held or have thinly traded public equity securities.

     In the opinion of management, all adjustments (consisting primarily of normal recurring adjustments) have been made that are necessary to present fairly the financial position of the Company.

Note 2. Significant Accounting Policies

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ.

     The following are significant accounting policies consistently applied by Prospect Energy:

     Investments:

a)	Security transactions are recorded on a trade-date basis.

b)	Valuation:

	1)	Investments for which market quotations are readily available are valued at such market quotations.

	2)	Short-term investments which mature in 60 days or less, such as United States Treasury Bills, are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

	3)	It is expected that most of the investments in the Company’s portfolio will not have readily available market values. Debt and equity securities whose market prices are not readily available are valued at fair value, with the assistance of an independent valuation service, using a documented valuation policy and a consistently applied valuation process which is under the direction of our board of directors. The factors that may be taken into account in fairly valuing investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the sensitivity of the investments to fluctuations in interest rates, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of these investments may differ significantly from the values that would have been used had a ready market existed for such investments, and any such differences could be material.

c)	Realized gains or losses on the sale of investments are calculated using the specific identification method.

d)	Interest income adjusted for amortization of premium and accretion of discount is recorded on an accrual basis.

e)	Dividend income is recorded on the ex-dividend date.

f)	Loan origination, facility, commitments, consent and other advance fees received by us on loan agreements or other investments are accreted into income over the term of the loan.

     The Financial Accounting Standards Board (“FASB”) has recently issued a new pronouncement addressing fair value measurements, Statement of Financial Accounting Standards Number 157, “Fair Value Measurements” (“FAS 157”). This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is not expected to have a material effect on the financial statements.

     Federal and State Income Taxes:

     Prospect Energy has elected to be treated as a regulated investment company and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes.

     The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP.

     Dividends and Distributions:

     Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by the board of directors each quarter and is generally based upon management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

     Consolidation:

     As an investment company, Prospect Energy only consolidates subsidiaries which are also investment companies. At June 30, 2006 Prospect Energy did not have any consolidated subsidiaries.

     Guarantees and Indemnification Agreements:

     The Company follows FASB Interpretation Number 45, “Guarantor’s” Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3 for further discussion of guarantees and indemnification agreements.

Note 3. Portfolio Investments

     We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual owns more than 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through ownership of 5% or more of the outstanding voting securities of another person. The Company owns a controlling interest in GSHI and Worcester Energy Company, Inc.. The company also owns an affiliated interest in Advantage Oilfield Group, Ltd., Appalachian Energy Holdings, LLC and Iron Horse Coiled Tubing, Inc. The Company has no other controlled or affiliated investments.

     GSHI has indemnified Prospect Energy against any legal action arising from its investment in Gas Solutions, LP. Prospect Energy has incurred approximately $1.617 million in fees associated with this legal action through June 30, 2006. GSHI has reimbursed Prospect Energy $1.617 million as of June 30, 2006. The $1.617 million reimbursement is reflected as Dividend income, controlled entities on the accompanying statement of operations for the year ended June 30, 2006 and June 30, 2005 and for the period from April 13, 2004 (inception) through June 30, 2004.

     Debt placements and interests in non-voting equity securities with an original cost basis of approximately $74.0 million were acquired during the twelve months ended June 30, 2006. Debt repayments and sales of equity securities with an original cost basis of approximately $9.6 million were disposed during the twelve months ended June 30, 2006.

Note 4. Organizational and Offering Expenses

     A portion of the net proceeds of our initial public offering and the subsequent exercise of the over-allotment option was used for organizational and offering expenses of approximately $0.125 million and $1.386 million, respectively. Organizational expenses were expensed as incurred. Offering expenses were charged against paid-in capital in excess of par. All organizational and offering expenses were borne by Prospect Energy.

Note 5. Related Party Agreements And Transactions

     Investment Advisory Agreement

     Prospect Energy has entered into an investment advisory and management agreement with Prospect Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of Prospect Energy’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, Prospect Energy. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

     Prospect Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from Prospect Energy, consisting of two components--a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on Prospect Energy’s gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement during the period commencing from the closing of Prospect Energy’s initial public offering through and including the first six months of operations, the base management fee was payable monthly in arrears. For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of Prospect Energy’s gross assets at the end of the two most recently completed calendar quarters (the closing of Prospect Energy’s initial public offering was treated as a quarter end for these purposes) and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately pro rated. The total base management fees earned by and paid to Prospect Management during the twelve months ended June 30, 2006 and June 30, 2005 were $2.1 million and $1.8 million, respectively.

     The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on Prospect Energy’s pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that Prospect Energy receives from portfolio companies) accrued during the calendar quarter, minus Prospect Energy’s operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of Prospect Energy’s net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized). However, our Investment Adviser has voluntarily agreed that for each fiscal quarter after January 1, 2005, the quarterly hurdle rate will be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of 25.0% of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) may be terminated by the Investment Adviser at any time upon 90 days’ prior notice.

     The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. Prospect Energy pays the Investment Adviser an income incentive fee with respect to Prospect Energy’s pre-incentive fee net investment income in each calendar quarter as follows:

  no incentive fee in any calendar quarter in which Prospect Energy’s pre-incentive fee net investment income does not exceed the hurdle rate;

  100.00% of Prospect Energy’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

  20.00% of the amount of Prospect Energy’s pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

     These calculations are appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

     The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of Prospect Energy’s realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, Prospect Energy calculates the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each of the investments in its portfolio. For this purpose, aggregate realized capital gains, if any, equals the sum of the differences between the net sales price of each investment, when sold, and the original cost of such investment since inception. Aggregate realized capital losses equal the sum of the amounts by which the net sales price of each investment, when sold, is less than the original cost of such investment since inception. Aggregate unrealized capital depreciation equals the sum of the difference, if negative, between the valuation of each investment as of the applicable date and the original cost of such investment. At the end of the applicable period, the amount of capital gains that serves as the basis for Prospect Energy’s calculation of the capital gains incentive fee equals the aggregate realized capital gains less aggregate realized capital losses and less aggregate unrealized capital depreciation with respect to its portfolio of investments. If this number is positive at the end of such period, then the capital gains incentive fee for such period is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid in respect of its portfolio in all prior periods.

     $1.8 million and no income incentive fees were earned for the twelve months ended June 30, 2006 and June 30, 2005, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2006 and June 30, 2005.

     Administration Agreement

     Prospect Energy has also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for Prospect Energy. For providing these services, Prospect Energy reimburses Prospect Administration for Prospect Energy’s allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

     The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Prospect Energy for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for Prospect Energy.

     Prospect Administration, pursuant to the approval of our board of directors, has engaged Vastardis Fund Services LLC (“VFS”) to serve as the sub-administrator of Prospect Energy to perform certain services required of Prospect Administration. This engagement began in May 2005 and ran on a month to month basis at the rate of $25,000 annually, payable monthly. Under the sub-administration agreement, VFS provides Prospect Energy with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. VFS also conducts relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. VFS provides reports to the Administrator and the Directors of its performance of obligations and furnishes advice and recommendations with respect to such other aspects of the business and affairs of Prospect Energy as it shall determine to be desirable. Under the revised and renewed sub-administration agreement, VFS also provides the service of William E. Vastardis as the Chief Financial Officer (“CFO”) of the Fund. This service was formerly provided at the rate of $225,000 annually, payable monthly. In May 2006, the engagement was revised and renewed as an asset-based fee with a $400,000 annual minimum, payable monthly. VFS does not provide any advice or recommendation relating to the securities and other assets that Prospect Energy should purchase, retain or sell or any other investment advisory services to Prospect Energy. VFS is responsible for the financial and other records that either Prospect Energy (or the Administrator on behalf of Prospect Energy) is required to maintain and prepares reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission and provides on Prospect Energy’s behalf significant managerial assistance to those portfolio companies to which Prospect Energy is required to provide such assistance under the Investment Company Act or other applicable law. In addition, VFS assists Prospect Energy in determining and publishing Prospect Energy’s net asset value, overseeing the preparation and filing of Prospect Energy’s tax returns, and the printing and dissemination of reports to stockholders of Prospect Energy, and generally overseeing the payment of Prospect Energy’s expenses and the performance of administrative and professional services rendered to Prospect Energy by others.

     Under the sub-administration agreement, VFS and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with VFS, is not liable to the Administrator or Prospect Energy for any action taken or omitted to be taken by VFS in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on behalf of Prospect Energy. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of VFS’s duties or by reason of the reckless disregard of VFS’s duties and obligations, VFS and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with VFS is entitled to indemnification from the Administrator and Prospect Energy. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or Prospect Energy or the security holders of Prospect Energy) arising out of or otherwise based upon the performance of any of VFS’s duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on behalf of Prospect Energy.

     Managerial Assistance

     As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We have received $0.193 million in managerial assistance for the twelve months ended June 30, 2006. These fees are paid to the Administrator.

Note 6. Financial Highlights

     The following is a schedule of financial highlights for the twelve months ended June 30, 2006 and June 30, 2005:

	For the Year Ended June 30, 2006	For the Year Ended June 30, 2005

Per Share Data(1):
Net asset value at beginning of period	$14.59	$(0.01)
Proceeds from initial public offering	—	13.95
Costs related to the initial public offering	0.01	(0.21)
Net investment income	1.21	0.34
Realized gain	0.04	—
Net unrealized appreciation	0.58	0.90
Dividends declared and paid	(1.12)	(0.38)
Net asset value at end of period	$15.31	$14.59
Per share market value at end of period	$16.99	$12.60
Total return based on market value(2)	44.79%	(13.46%)
Total return based on net asset value(2)	13.27%	7.40%
Shares outstanding at end of period	7,069,873	7,055,100
Ratio / Supplemental Data:
Net assets at end of period (in thousands)	$108,270	$102,967
Annualized ratio of operating expenses to average net assets	8.19%	5.52%
Annualized ratio of net operating income to average net assets	7.90%	8.50%
____________________

(1)	Financial highlights as of June 30, 2006 are based on 7,069,873 shares and financial highlights from June 30, 2005 are based on 7,055,100 shares outstanding.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with Prospect Energy’s dividend reinvestment plan. The total return is not annualized.

Note 7. Litigation

     The Company is a defendant in two legal actions arising out of its activities. While predicting the outcome of litigation is inherently very difficult, and the ultimate resolution, range of possible loss and possible impact on operating results cannot be reliably estimated, management believes, based upon its understanding of the facts and the advice of legal counsel, that it has meritorious defenses for both actions. We continue to defend both of these actions vigorously, and believe that resolution of these actions will not have a materially adverse effect on the Company’s financial position.

     On December 6, 2004, DGP served Prospect Energy with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that Prospect Energy breached its fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with Prospect Energy’s alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint seeks relief not limited to $100 million. We believe that the DGP complaint is frivolous and without merit, and intend to defend the matter vigorously. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant Prospect Energy’s Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting Prospect Energy’s Motion for Summary Judgment dismissing all claims by Dallas Gas Partners, L.P., against Prospect Energy Corporation. DGP has appealed this decision.

     On April 7, 2005 a former officer of the Company filed a complaint with the Occupational Safety and Health Administration of the Department of Labor (“OSHA”) alleging discrimination, retaliation, infliction of emotional distress and other claims. This officer seeks economic reinstatement and other relief. On September 15, 2005, OSHA issued findings, including an order dismissing this complaint. The complainant has filed written objections to the order and had a hearing before an Administrative Law Judge on March 16, 2006. On May 5, 2006, the Administrative Law Judge issued a Decision and Order granting Summary Decision and dismissing the Complaint, which the former officer has appealed. The Company does not believe that these claims, even if ultimately resolved against the Company, would be material. The Company believes the complaint is frivolous and without merit and intends to defend itself vigorously.

     We are not aware of any other material pending legal proceeding, and no such material proceedings are known to be contemplated, to which we are a party or of which any of our property is subject.

Note 8. Revolving Credit Agreement

     On February 21, 2006, Prospect Energy entered into a $20.0 million senior secured revolving credit facility (the “Credit Facility”) with Bank of Montreal as administrative agent and Harris Nesbitt Corp. as sole lead arranger and sole book runner. The Credit Facility supplements the Company’s equity capital and provides funding for additional portfolio investments. All amounts borrowed under the Credit Facility will mature, and all accrued and unpaid interest thereunder will be due and payable within six months of the date of the borrowing; the Credit Facility has a termination date of August 21, 2006. On May 11, 2006, the Credit Facility was increased to $30.0 million. As of June 30, 2006, we had drawn down $28.5 million on the Credit Facility.

Note 9. Subsequent Events

     On July 20, 2006, William J. Gremp joined Prospect’s board of directors.

     On July 26, 2006, we closed a $50.0 million revolving credit facility (the “Facility”) with HSH Nordbank AG as administrative agent and sole lead arranger, replacing Prospect’s prior smaller $30 million facility. This Facility is being used to refinance Prospect’s prior $30.0 million credit facility and, together with our equity capital, to make additional long-term investments. Interest on borrowings under the Facility is charged, at our option, at either (i) LIBOR plus the applicable spread, ranging from 200 to 250 basis points (the refinanced facility being at 250 basis points over LIBOR), or (ii) the greater of the lender prime rate or the federal funds effective rate plus 50 to 100 basis points. The applicable spread decreases as our equity base increases. The term of the facility is one year.

     On August 1, 2006, we declared a first fiscal quarter (for the fiscal year ending June 30, 2007) dividend of $0.38 per share, payable on September 29, 2006, to shareholders of record as of September 22, 2006. The ex-dividend date is September 20, 2006.

     On August 1, 2006, we obtained a controlling interest in the common equity of Whymore Coal. As of September 28, 2006, we have provided an additional $0.6 million of senior secured debt financing to Whymore Coal.

     On August 2, 2006, we completed the sale of all Natural Gas Systems, Inc. (“NGS”) registered common shares. The capital gain from these sales was approximately $2.3 million.

     On August 10, 2006, we priced a public offering of 4,971,000 shares of common stock at $15.30 per share, raising $76,056,300 in gross proceeds. On August 28, 2006, the underwriters exercised their over-allotment option related to the public offering on August 10, 2006 to purchase 745,650 shares at $15.30 per share, raising an additional $11,408,445 in gross proceeds. We expect to use the net proceeds of our recent equity offering to fund investments in portfolio companies and for general corporate purposes.

     On September 5, 2006 we provided $11.0 million in senior secured debt financing and a controlling equity interest in NRG Manufacturing, Inc. (“NRG”), a leading fabricator of structures and vessels for oil and gas drilling applications based in Tomball, Texas.

     On September 7, 2006 we provided $4.3 million in senior secured debt financing to Cypress Consulting Services, Inc. (“Cypress”), a seismic surveying company based in Houston, Texas. We received a net profit interest in Cypress as part of the investment.

     On September 7, 2006 we provided the remaining $3.0 million of the $9.25 million senior secured debt investment in Iron Horse Coiled Tubing Inc. (“Iron Horse”), an oilfield services company based in Medicine Hat, Alberta. This disbursement is being utilized for Iron Horse’s purchase of additional coiled tubing equipment.

     On September 15, 2006, Michael E. Basham resigned from Prospect’s board of directors.

     On September 15, 2006, Robert A. Davidson resigned from Prospect’s board of directors.

     On September 21, 2006, F. Lee Liebolt, Jr. joined Prospect’s board of directors.

     On September 27, 2006, William E. Vastardis indicated in a letter to Prospect Energy his intention to remain on as chief compliance officer of Prospect Energy and Prospect Capital Management for the foreseeable future.

Note 10. Selected Quarterly Financial Data (unaudited) (in thousands except per share amounts)

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
September 30, 2005	$3,110	$0.44	$1,415	$0.20	$58	$0.01	$1,473	$0.21
December 31, 2005	3,935	0.56	2,040	0.29	488	0.07	2,528	0.36
March 31, 2006	4,026	0.57	2,122	0.30	829	0.12	2,951	0.42
June 30, 2006	5,798	0.82	2,981	0.42	2,963	0.42	5,944	0.84

	Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
September 30, 2004	$266	$0.05	$(434)	$(0.09)	$—	$—	$(434)	$(0.06)
December 31, 2004	2,946	0.42	1,228	0.17	(2)	—	1,226	0.17
March 31, 2005	2,202	0.31	444	0.06	414	0.06	858	0.12
June 30, 2005	2,679	0.38	1,173	0.17	5,928	0.84	7,101	1.01

$500,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

PROSPECTUS

July    , 2007

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

     (1) Financial Statements

     The following statements of Prospect Capital Corporation (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

* Commencement of operations

     (2) Exhibits

Exhibit No.	Description
(a)(1)	Articles of Incorporation**
(a)(2)	Articles of Amendment and Restatement***
(a)(3)	Amended and Restated Articles of Incorporation†
(b)(1)	Bylaws***
(b)(2)	Amended and Restated Bylaws***
(c)	Not Applicable
(d)(1)	Form of Stock Certificate***
(d)(2)	Form of Indenture†
(e)	Form of Dividend Reinvestment Plan***
(f)	Not Applicable
(g)	Form of Investment Advisory Agreement between Registrant and Prospect Capital Management, LLC***
(h)	Form of Underwriting Agreement†
(i)	Not Applicable
(j)	Form of Custodian Agreement****
(k)(1)	Form of Administration Agreement between Registrant and Prospect Administration, LLC***

Exhibit No.	Description
(k)(2)	Form of Transfer Agency and Registrar Services Agreement****
(k)(3)	Form of Trademark License Agreement between the Registrant and Prospect Capital Management***
(k)(4)	Credit Agreement between Registrant, its domestic subsidiaries, certain Lenders and Bank of Montreal†
(k)(5)	Credit Facility between Registrant and Rabobank dated June 6, 2007†
(l)(1)	Opinion and Consent of Clifford Chance US LLP, counsel for Registrant†
(l)(2)	Opinion and Consent of Venable LLP, as special Maryland counsel for Registrant†
(m)	Not Applicable
(n)	Consent of independent registered public accounting firm for Registrant
(o)	Not Applicable
(p)	Not Applicable
(q)	Not Applicable
(r)	Code of Ethics***
____________________
**

Incorporated by reference to the corresponding exhibit number to the Registrant’s Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on April 16, 2004.

***

Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-effective Amendment No. 2 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on July 6, 2004.

****

Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-effective Amendment No. 3 to the Registration Statement under the Securities Act of 1933, as amended, on Form N-2 (File No. 333-114552), filed on July 23, 2004.

*****	Incorporated by reference to the corresponding exhibit number to the Registrant’s Form 8-K under the Securities Act of 1933.

†	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

     The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION **

Commission registration fee	$ 15,350
NASDAQ National Market Listing Fee	22,500
NASD filing fee	50,500
Accounting fees and expenses	50,000
Legal fees and expenses	750,000
Printing and engraving	700,000
Financial advisory fee	10,000
Miscellaneous fees and expenses	15,000
Total	$ 1,613,350

____________________
 ** These amounts are estimates.

     All of the expenses set forth above shall be borne by the Company.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     The Registrant owns 100% of the outstanding common stock of Gas Solutions Holdings, Inc. and therefore has a controlling interest.

     Prospect Capital Management, LLC, a Delaware limited liability company, owns shares of the Registrant, representing 0.14% of the common stock outstanding. Without conceding that Prospect Capital Management controls the Registrant, an affiliate of Prospect Capital Management is the general partner of, and may be deemed to control, the following entities:

Name	Jurisdiction of Organization
Prospect Street Ventures I, LLC	Delaware
Prospect Management Group LLC	Delaware
Prospect Street Broadband LLC	Delaware
Prospect Street Energy LLC	Delaware
Prospect Administration LLC	Delaware

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

     The following table sets forth the approximate number of record holders of our common stock at May 14, 2007.

Title of Class	Number of Record Holders
Common Stock, par value $.001 per share	18,600

ITEM 30. INDEMNIFICATION

     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

     Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

     The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management, LLC (the “Adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as an Investment Adviser of the Company.

     The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration, LLC and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration, LLC’s services under the Administration Agreement or otherwise as administrator for the Company.

     The Administrator is authorized to enter into one or more sub-administration agreements with other service providers (each a “Sub-Administrator”) pursuant to which the Administrator may obtain the services of the service providers in fulfilling its responsibilities hereunder. Any such sub-administration agreements shall be in accordance with the requirements of the 1940 Act and other applicable federal and state law and shall contain a provision requiring the Sub-Administrator to comply with the same restrictions applicable to the Administrator.

     The Underwriting Agreement provides that each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally the Company or any such person may incur under the Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through the managing Underwriter to the Company expressly for use in this Registration Statement (or in the Registration Statement as amended by any post-effective amendment hereof by the Company) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing member, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No.801-62969), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

     (1) the Registrant, Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016;

     (2) the Transfer Agent, American Stock Transfer & Trust Company;

     (3) the Custodian, U.S. Bank National Association; and

     (4) the Adviser, Prospect Capital Management, LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

ITEM 33. MANAGEMENT SERVICES

     Not Applicable.

ITEM 34. UNDERTAKINGS

     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

     2. Any securities not taken in a rights offering by shareholders are to be reoffered to the public, an undertaking to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, we will file a post-effective amendment to set forth the terms of such offering.

     3. The Registrant undertakes that:

     (a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

          (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

          (2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

          (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

     (c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

     (d) that, for the purpose of determining liability under the 1933 Act to any purchaser, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

     (e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 31st day of July 2007.

PROSPECT CAPITAL CORPORATION

By:	/s/ John F. Barry III
John F. Barry III
Chief Executive Officer and
Chairman of the Board of Directors

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 31, 2007. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title

/s/ John F. Barry III	Chief Executive Officer and Chairman of the Board of Directors (principal executive officer)
John F. Barry III

/s/ M. Grier Eliasek	Chief Operating Officer and Director
M. Grier Eliasek

/s/ William E. Vastardis	Chief Financial Officer, Treasurer and Secretary (principal financial and accounting officer)
William E. Vastardis

/s/ F. Lee Liebolt, Jr.	Director
F. Lee Liebolt, Jr.

/s/ William J. Gremp	Director
William J. Gremp

/s/ Walter V. Parker	Director
Walter V. Parker

EXHIBIT INDEX

(a)(3)	Amended and restated Articles of Incorporation, to be filed by amendment.
(h)(1)	Form of Underwriting Agreement, to be filed by amendment.
(h)(2)	Form of Indenture, to be filed by amendment.
(k)(5)	Credit Facility between Registrant and Rabobank dated June 6, 2007, to be filed by amendment
(l)(1)	Opinion and Consent of Clifford Chance US LLP, counsel for Registrant, to be filed by amendment.
(2)	Opinion and Consent of Venable LLP special Maryland counsel for Registrant, to be filed by amendment.
(n)	Consent of independent registered public accounting firm for Registrant, filed herewith.